SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2006

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)

         Delaware                   333-125422                20-0842986
------------------------------  ----------------------   -----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

383 Madison Avenue
New York, New York                                              10179
------------------------------                           -----------------------
       (Address of Principal                                  (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

     1. Pooling and Servicing Agreement, dated as of February 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as seller and servicer, and JPMorgan Chase Bank, N.A., as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
    ------------------------------
Name:   Baron Silverstein
Title:  Vice President

Dated:  March 30, 2006

                          EXHIBIT INDEX


                 Item 601 (a) of    Sequentially
Exhibit          Regulation S-K     Numbered
Number           Exhibit No.        Description                 Page
------           -----------        -----------                 ----

1                4                  Pooling and Servicing         4
                                    Agreement

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                    Depositor

                            EMC MORTGAGE CORPORATION,

                             Sponsor and a Servicer

                             WELLS FARGO BANK, N.A.,

                  Master Servicer and Securities Administrator

                                       and

                            JPMORGAN CHASE BANK, N.A.

                                     Trustee


                     --------------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2006
                     --------------------------------------


               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD1

                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD1

                                TABLE OF CONTENTS


                                                                                          Page

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01.   Defined Terms................................................................2

                                   ARTICLE II.

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

Section 2.01.   Conveyance of Trust Fund....................................................31
Section 2.02.   Acceptance of the Mortgage Loans............................................33
Section 2.03.   Representations, Warranties and Covenants of the Master
                Servicer, the EMC Servicer and the Sponsor..................................35
Section 2.04.   Representations and Warranties of the Depositor.............................45
Section 2.05.   Delivery of Opinion of Counsel in Connection with
                Substitutions and Repurchases...............................................46
Section 2.06.   Authentication and Delivery of Certificates.................................46
Section 2.07.   Covenants of the Master Servicer and the EMC Servicer.......................46
Section 2.08.   Lost Mortgage Notes Indemnity...............................................47
Section 2.09.   Purposes and Powers of the Trust............................................47

                                  ARTICLE III.

                    ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.01.   The Master Servicer.........................................................49
Section 3.02.   REMIC-Related Covenants.....................................................49
Section 3.03.   Monitoring of Servicers.....................................................49
Section 3.04.   [Reserved]..................................................................51
Section 3.05.   Power to Act; Procedures....................................................51
Section 3.06.   Due-on-Sale Clauses; Assumption Agreements..................................51
Section 3.07.   Release of Mortgage Files...................................................51
Section 3.08.   Documents, Records and Funds in Possession of the Master
                Servicer
                To Be Held for Trustee......................................................52
Section 3.09.   Maintenance of Hazard Insurance.............................................53
Section 3.10.   Presentment of Claims and Collection of Proceeds............................53
Section 3.11.   Maintenance of the Primary Mortgage Insurance Policies......................53
Section 3.12.   Custodian to Retain Possession of Certain Insurance Policies
                and
                Documents...................................................................54
Section 3.13.   Realization Upon Defaulted Mortgage Loans...................................54
Section 3.14.   Compensation for the Servicers and the Master Servicer......................54
Section 3.15.   REO Property................................................................55
Section 3.16.   Annual Officer's Statement as to Compliance.................................55
Section 3.17.   Assessment of Compliance and Attestation Reecords...........................56

                                        i

Section 3.18.   Reports Filed with Securities and Exchange Commission.......................57
       (a)      (i).........................................................................57
Section 3.19.   [Reserved]..................................................................63
Section 3.20.   Optional Purchase of Defaulted Mortgage Loans...............................63
Section 3.21.   [Reserved]..................................................................63
Section 3.22.   Intention of the Parties and Interpretation.................................63

                                   ARTICLE IV.

                                    ACCOUNTS

Section 4.01.   Protected Accounts..........................................................65
Section 4.02.   Master Servicer Collection Account..........................................65
Section 4.03.   Permitted Withdrawals and Transfers from the Master Servicer
                Collection Account..........................................................67
Section 4.04.   Distribution Account........................................................67
Section 4.05.   Permitted Withdrawals and Transfers from the Distribution
                Account.....................................................................68
Section 4.06.   The Swap Agreement..........................................................70

                                   ARTICLE V.

                           DISTRIBUTIONS AND ADVANCES
                             BY THE MASTER SERVICER

Section 5.01.   Advances....................................................................72
Section 5.02.   Compensating Interest Payments..............................................72
Section 5.03.   REMIC Distributions.........................................................73
Section 5.04.   Distributions...............................................................73
Section 5.04A.  Allocation of Realized Losses...............................................76
Section 5.05.   Monthly Statements to Certificateholders....................................76
Section 5.06.   REMIC Designations and Allocations..........................................79
Section 5.07.   Supplemental Interest Reserve Fund; WAC Excess..............................81

                                   ARTICLE VI.

                                THE CERTIFICATES

Section 6.01.   The Certificates............................................................83
Section 6.02.   Certificate Register; Registration of Transfer and Exchange of
                Certificates................................................................84
Section 6.03.   Mutilated, Destroyed, Lost or Stolen Certificates...........................87
Section 6.04.   Persons Deemed Owners.......................................................87
Section 6.05.   Access to List of Certificateholders' Names and Addresses...................87
Section 6.06.   Book-Entry Certificates.....................................................88
Section 6.07.   Notices to Depository.......................................................88
Section 6.08.   Definitive Certificates.....................................................89
Section 6.09.   Maintenance of Office or Agency.............................................89
Section 6.10.   Appointment of Paying Agent and Certificate Registrar.......................89

                                       ii

                                  ARTICLE VII.

             THE DEPOSITOR, THE MASTER SERVICER, THE EMC SERVICER AND THE SPONSOR

Section 7.01.   Respective Liabilities of the Depositor, the Master Servicer,
                the EMC Servicer and the Sponsor............................................90
Section 7.02.   Merger or Consolidation of the Depositor, the Master Servicer,
                the EMC Servicer or the Sponsor.............................................90
Section 7.03.   Indemnification of the Trustee, the Master Servicer, the
                Securities Administrator and Others.........................................90
Section 7.04.   Limitation on Liability of the Depositor, the Sponsor, the
                Master Servicer, the Securities Administrator and Others....................91
Section 7.05.   Limitation on Resignation of Master Servicer and the EMC
                Master Servicer.............................................................92
Section 7.06.   Errors and Omissions Insurance; Fidelity Bonds..............................92

                                  ARTICLE VIII.

                     DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01.   Events of Default...........................................................93
Section 8.02.   Trustee to Act; Appointment of Successor....................................94
Section 8.03.   Notification to Certificateholders..........................................95

                                   ARTICLE IX.

                   CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01.   Duties of Trustee and Securities Administrator..............................97
Section 9.02.   Certain Matters Affecting the Trustee and the Securities
                Administrator...............................................................98
Section 9.03.   Trustee and Securities Administrator Not Liable for
                Certificates or Mortgage Loans.............................................100
Section 9.04.   Trustee and Securities Administrator May Own Certificates..................100
Section 9.05.   Trustee's and Securities Administrator's Fees and Expenses.................101
Section 9.06.   Eligibility Requirements for Trustee, Securities Administrator
                and Paying Agent...........................................................101
Section 9.07.   Insurance..................................................................102
Section 9.08.   Resignation and Removal of Trustee, Securities Administrator
                and Paying Agent...........................................................102
Section 9.09.   Successor Trustee, Securities Administrator or Successor
                Paying Agent...............................................................103
Section 9.10.   Merger or Consolidation of Trustee, Securities Administrator
                or Paying Agent............................................................103
Section 9.11.   Appointment of Co-Trustee or Separate Trustee..............................104
Section 9.12.   Tax Matters................................................................105

                                   ARTICLE X.

                                   TERMINATION

Section 10.01.  Termination upon Liquidation or Repurchase of the Mortgage
                Loans......................................................................108
Section 10.02.  Final Distribution on the Certificates.....................................108

                                      iii

Section 10.03.  Additional Termination Requirements........................................109

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment..................................................................111
Section 11.02.  Recordation of Agreement; Counterparts.....................................112
Section 11.03.  Governing Law..............................................................112
Section 11.04.  Intention of Parties.......................................................112
Section 11.05.  Notices....................................................................113
Section 11.06.  Severability of Provisions.................................................114
Section 11.07.  Assignment.................................................................114
Section 11.08.  Limitation on Rights of Certificateholders.................................114
Section 11.09.  Inspection and Audit Rights................................................115
Section 11.10.  Certificates Nonassessable and Fully Paid..................................116
Section 11.11.  Third Party Rights.........................................................116

Schedules

Schedule I      List of Servicing Agreements
Schedule II     List of Assignment, Assumptions and Recognition Agreements

Exhibits
Exhibit A-1     Form of Class A Certificates
Exhibit A-2     Form of Class M-1 Certificates
Exhibit A-3     Form of Class M-2 Certificates
Exhibit A-4     Form of Class M-3 Certificates
Exhibit A-5     Form of Class M-4 Certificates
Exhibit A-6     Form of Class B-IO Certificates
Exhibit A-7     Form of Class R-1 Certificates
Exhibit A-8     Form of Class R-2 Certificates
Exhibit B       Mortgage Loan Schedule
Exhibit C-1     Form of Initial Certification
Exhibit C-2     Form of Interim Certification
Exhibit C-3     Form of Final Certification
Exhibit D       Form of Transfer Affidavit
Exhibit E       Form of Transferor Certificate
Exhibit F       Form of Investment Letter (Non-Rule 144A)
Exhibit G       Form of Rule 144A Investment Letter
Exhibit H       Form of Request for Release
Exhibit I       DTC Letter of Representations
Exhibit J       Schedule of Mortgage Loans with Lost Notes
Exhibit K       [Reserved]
Exhibit L       Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit M       Form of Back-Up Certification
Exhibit N       Form of Swap Agreement
Exhibit O       Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit P       Additional Disclosure Information

               POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC MORTGAGE CORPORATION, a Delaware corporation, as sponsor (in such capacity, the "Sponsor") and as servicer (in such capacity, the "EMC Servicer"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and JPMORGAN CHASE BANK, N.A., a New York banking corporation, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

               The parties to this Agreement hereby create a common law trust pursuant to the laws of the State of New York. The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall make two separate real estate mortgage investment conduit (each a "REMIC") elections with respect to the Trust Fund for Federal income tax purposes.

               The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities Trust 2006-SD1." The Certificates issued hereunder may be referred to as "Asset-Backed Certificates Series 2006-SD1" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

               In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor, the EMC Servicer and the Trustee agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01.  Defined Terms.

               In addition to those terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

               Accepted Master Servicing Practices: With respect to any Mortgage Loan those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer) or to the Trustee (in its capacity, if at all, as Successor Master Servicer).

               Account: The Master Servicer Collection Account, each Protected Account, the Distribution Account and the Swap Account.

               Accrual Period: With respect to the Adjustable Rate Certificates and any Distribution Date, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. All calculations of interest on the Adjustable Rate Certificates (including the Interest Rate Cap) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360-day year.

               Additional form 10-D Disclosure: As defined in Section 3.18 (a).

               Additional form 10-K Disclosure: As defined in Section 3.18 (a).

               Adjustable Rate Certificates: All of the certificates other than the Class B-IO Certificates and the Residual Certificates.

               Advance: An advance of delinquent payments of principal (other than in respect of delinquent payments of principal on any Simple Interest Loans) or interest in respect of a Mortgage Loan required to be made by the applicable Servicer pursuant to the related Servicing Agreement, or by the Master Servicer pursuant to Section 5.01.

               Affected Party:  As defined in the Swap Agreement.

               Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

               Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Master Servicer Collection Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

               Applicable Written Notice: For purposes of Section 8.01, written notice (i) in the case of the Master Servicer, to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the

Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates and (b) in the case of the EMC Servicer, to the EMC Servicer by the Master Servicer

               Applied Realized Loss Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, the sum of the Realized Losses with respect to the Mortgage Loans, which are to be applied in reduction of the Certificate Principal Balance of that Class of Certificates, which shall on any such Distribution Date, with respect to the Class M-4 Certificates, the Class M-3 Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order, so long as their respective Certificate Principal Balances have not been reduced to zero, equal the amount, if any, by which (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period.

               Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan.

               Assessment of Compliance:  As defined in Section 3.17.

               Assumption Agreement: Any Assignment, Assumption and Recognition Agreement or comparable document transferring or acknowledging the transfer of a Servicing Agreement to the Trust listed on Schedule II hereto.

               Attestation Report:  As defined in Section 3.17.

               Attesting Party:  As defined in Section 3.17.

               Back-Up Certification:  As defined in Section 3.18(a)(iv).

               Balloon Loan: A Mortgage Loan, identified as such on the Mortgage Loan Schedule, where the related Mortgage Note provides for lowered payments of principal over the life of such Mortgage Loan and a larger payment of principal than is usual at its stated maturity.

               Bankruptcy Code:  Title 11 of the United States Code.

               Basis Risk Shortfall: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the excess of (i) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated based upon One-Month LIBOR plus the applicable Certificate Margin for the related Accrual Period; over (ii) the sum of interest for such Class calculated at the applicable Interest Rate Cap for such Distribution Date and any amount paid to such Class in respect of interest under the Swap Agreement.

               Basis Risk Shortfall Carry Forward Amount: As of any Distribution Date and for any Class of Adjustable Rate Certificates, the sum of: (i) if on such Distribution Date the applicable Pass-Through Rate for such Class is based upon the applicable Interest Rate Cap, the applicable Basis Risk Shortfall; and
(ii) the Basis Risk Shortfall for all previous Distribution Dates not previously paid (including interest accrued thereon at the applicable Pass-Through Rate for the Accrual Period with respect to each such prior Distribution Date), together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Distribution Date.

               BofA Servicer: Bank of America, N.A., in its capacity as a Servicer of Mortgage Loans and its successors and assigns in such capacity.

               Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.06). As of the Closing Date, each Class of Regular Certificates (other than the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

               Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a day on which banking institutions in The City of New York, New York, or the States of Maryland, Minnesota or Texas, or, if different, the city in which the Corporate Trust Office of the Trustee or the principal office of the Securities Administrator, the Master Servicer or of a Servicer is located are authorized or obligated by law or executive order to be closed.

               Cede:  Cede & Co., or its successors in interest.

               Certificate: Any one of the certificates of any Class executed and authenticated by the Certificate Registrar in substantially the forms attached hereto as Exhibits A-1 through A-7.

               Certificate Margin: Reference to any of the Class A Margin, the Class M-1 Margin, the Class M-2 Margin, the Class M-3 Margin or the Class M-4 Margin.

               Certificate Notional Balance: As to the Class B-IO Certificates and any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) .

               Certificate Owner: With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

               Certificate Principal Balance: As to any Certificate (other than any Class B-IO Certificate or Residual Certificate) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate, reduced by the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 5.04, and (ii) in the case of any Subordinated Certificate, any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates, and increased by (iii) in the case of each such Class of Subordinate Certificates, any Subsequent Recoveries allocated to such Class on previous Distribution Dates pursuant to Section 5.04A. References herein to the Certificate Principal Balance of a Class of Certificates shall mean the Certificate Principal Balances of all Certificates in such Class.

               Certificate Register: The register maintained pursuant to Section
6.02 hereof.

               Certificate Registrar: The Securities Administrator or any successor certificate registrar appointed hereunder.

               Certificate Registrar Office: The office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BSABS 2006-SD1.

               Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Book-Entry Certificates).

               Certification Parties:  As defined in Section 3.18(a)(iv).

               Certifying Person:  As defined in Section 3.18(a)(iv).

               Class: All Certificates bearing the same Class designation as set forth in Section 6.01 hereof.

               Class A Certificate: Any Certificate designated as a "Class A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to its Percentage Interest of distributions provided for the Class A Certificates as set forth herein.

               Class A Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.370% per annum and (ii) thereafter, 0.740% per annum.

               Class A Pass-Through Rate: On any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

               Class B-IO Certificate: Any Certificate designated as a "Class B-IO Certificate" on the face thereof, in the form of Exhibit A-6 hereto, representing the right to its Percentage Interest of distributions provided for the Class B-IO Certificates herein.
               Class M-1 Certificate: Any Certificate designated as a "Class M-1 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-1 Certificates as set forth herein.

               Class M-1 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 0.670% per annum and (ii) thereafter, 1.005% per annum.

               Class M-1 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

               Class M-2 Certificate: Any Certificate designated as a "Class M-2 Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-2 Certificates as set forth herein.

               Class M-2 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.500% per annum and (ii) thereafter, 2.250% per annum.

               Class M-2 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

               Class M-3 Certificate: Any Certificate designated as a "Class M-3 Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-3 Certificates as set forth herein.

               Class M-3 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.500% per annum and (ii) thereafter, 2.250% per annum.

               Class M-3 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

               Class M-4 Certificate: Any Certificate designated as a "Class M-4 Certificate" on the face thereof, in the form of Exhibit A-5 hereto, representing the right to its Percentage Interest of distributions provided for the Class M-4 Certificates as set forth herein.

               Class M-4 Margin: For any Distribution Date (i) on or prior to the Optional Termination Date, 1.500% per annum and (ii) thereafter, 2.250% per annum.

               Class M-4 Pass-Through Rate: For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution Date and (ii) the applicable Interest Rate Cap for such Distribution Date.

               Class A Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 75.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

               Class B-IO Certificates: Collective reference to the Class B-IO Certificates and the Class B-IO Certificates.

               Class B-IO Distribution Amount: With respect to any Distribution Date, the amount allocable to the Class B-IO Certificates as provided in Section 5.06(b), note 3, for such Distribution Date and all prior Distribution Dates, less the aggregate of all amounts distributed (or deemed distributed in accordance with Section 5.06(e)) with respect to the Class B-IO Certificates on prior Distribution Dates.

               Class M-1 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the related Class M-1 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 84.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

               Class M-2 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 89.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

               Class M-3 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of (i) the sum of the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 92.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

               Class M-4 Principal Distribution Amount: For any Distribution Date, an amount equal to the excess, if any, of the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Class A Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-2 Certificates (after taking into account distributions of the Class M-2 Principal Distribution Amount for that Distribution Date), the Certificate Principal Balance of the Class M-3 Certificates (after taking into account distributions of the Class M-3 Principal Distribution Amount for that Distribution Date) and the Certificate Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 93.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) minus the Overcollateralization Floor.

               Class R-1 Certificate: Any Certificate designated as a "Class R-1 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-7 hereto, and evidencing ownership of the residual interest in REMIC I and representing the right to the Percentage Interest of distributions provided for the Class R-1 Certificate as set forth herein.

               Class R-2 Certificate: Any Certificate designated as a "Class R-2 Certificate" on the face thereof, in substantially the form set forth in Exhibit A-8 hereto, and evidencing ownership of the residual interest in REMIC II and representing the right to the Percentage Interest of distributions provided for the Class R-2 Certificate as set forth herein.

               Closing Date:  March 14, 2006.

               Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

               Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Compensating Interest: With respect to any Mortgage Loan and any Distribution Date, an amount, not to exceed the related Servicing Fee, to be applied by the related Servicer pursuant to the related Servicing Agreement to the payment of a Prepayment Interest Shortfall on such Mortgage Loan or by the Master Servicer pursuant to Section 5.02 hereof.

               Corporate Trust Office: The designated office of the Trustee where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004 Attention: Worldwide Securities Services/Structured Finance Services--BSABS Series 2006-SD1, or at such other address as the Trustee may designate from time to time. With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, BSABS 2006-SD1, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, BSABS 2006-SD1

               Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class B-IO Certificates and Residual Certificates), (i) the interest accrued on the Certificate Principal Balance, during the related Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy, minus, to the extent allocated to such Class, (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest, and (b) any shortfalls resulting from application of the Relief Act or similar state laws during the related Due Period, provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clause (ii) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each Class of Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

               Custodial Agreement: The Custodial Agreement, dated as of March 14, 2006, among the Trustee, the Depositor, the Master Servicer and the Custodian, as amended or supplemented from time to time.

               Custodian: Wells Fargo Bank, N.A., as custodian and agent for the Trustee with respect to the Mortgage Loans.

               Cut-off Date:  The close of business on February 1, 2006.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date after application of all Principal Prepayments received prior to the Cut-off Date and, except with respect to any Simple Interest Loans, scheduled payments of principal due on or before the Cut-off Date, whether or not received but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date. The aggregate Cut-Off Date Principal Balance of the Mortgage Loans is $357,688,331.

               Defaulting Party:  As defined in the Swap Agreement.

               Deferred Interest: With respect to any negatively amortizing Mortgage Loan, the excess of the amount of interest due on such negatively amortizing Mortgage Loan over the interest portion of the scheduled payment due thereon, which is permitted under the terms of the related Mortgage Note to be added to the principal of the Mortgage Note.

               Definitive Certificates:  As defined in Section 6.06.

               Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

               Delinquency Event: A Delinquency Event shall have occurred and be continuing if at any time, (x) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 61 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period equals or exceeds (y) 50.00% of the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount (after taking into account distribution of the Principal Distribution Amount on such Distribution Date) as a percentage of the sum of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period.

               Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

               Denomination: With respect to the Certificates, the amount set forth on the face thereof as, in the case of an Offered Certificate, the "Initial Principal Balance of this Certificate," and, in the case of a Class B-IO Certificate, as the "Initial Principal Balance (Notional) of this Certificate."

               Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

               Depository: The initial Depository shall be DTC, the nominee of which is Cede, or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

               Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement between the Trust and the initial Depository, dated March 13, 2006, substantially in the form of Exhibit I.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               Determination Date: With respect to any Distribution Date and Servicer, the date specified in the related Servicing Agreement.

               Distribution Account: The separate Eligible Account created and maintained by the Paying Agent pursuant to Section 4.04 in the name of the Trustee for the benefit of the Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2006-SD1, Asset-Backed Certificates, Series 2006-SD1". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

               Distribution Account Deposit Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

               Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 2006.

               DTC: The Depository Trust Company, or its successors in interest.

               Due Date: As to any Mortgage Loan (other than a Simple Interest
Loan), the date in each month on which the related Scheduled Payment is due, as set forth in the related Mortgage Note, and with respect to any Simple Interest Loans, the last day of the immediately preceding Prepayment Period, if its Scheduled Payment is due during such Prepayment Period.

               Due Period: With respect to any Distribution Date and any Mortgage Loan (other than any Simple Interest Loan), the period from the second day of the calendar month preceding the calendar month in which such Distribution Date occurs through close of business on the first day of the calendar month in which such Distribution Date occurs, and with respect to any Simple Interest Loans, the calendar month immediately preceding the month in which such Distribution Date occurs.

               Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating, respectively (or, if S&P is a Rating Agency, in its highest long-term and one of its two highest short-term ratings, respectively,) at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or
(iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

               EMC:  EMC Mortgage Corporation, a Delaware corporation.

               EMC Mortgage Loans: The Mortgage Loans listed on the Mortgage Loan Schedule as being serviced by the EMC Servicer.

               EMC Servicer: EMC, in its capacity as servicer hereunder, and its successors and assigns.

               ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               ERISA Restricted Certificate: Each Class of Certificates other than the Class A Certificates.

               Event of Default:  As defined in Section 8.01 hereof.

               Excess Cashflow: With respect to any Distribution Date, an amount, if any, equal to the sum of (a) the Excess Overcollateralization Amount and (b) the Remaining Excess Spread, in each case for such Distribution Date.

               Excess Liquidation Proceeds: To the extent not required by law to be paid to the related Mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a Mortgage Loan over the Stated Principal Balance of such Mortgage Loan and accrued and unpaid interest at the related Mortgage Rate through the last day of the month in which the Mortgage Loan has been liquidated.

               Excess Overcollateralization Amount: With respect to the first Distribution Date, $0. With respect to any subsequent Distribution Date, the lesser of (i) Principal Funds and (ii) the excess, if any, of the Overcollateralization Amount over the Specified Overcollateralization Amount for such Distribution Date.

               Excess Spread: With respect to any Distribution Date, the excess, if any, of (i) Interest Funds for such Distribution Date over (ii) the sum of Current Interest on the Certificates and Interest Carry Forward Amounts on the Class A Certificates for such Distribution Date.

               Extra Principal Distribution Amount: With respect to the first Distribution Date, $0. With respect to any subsequent Distribution Date, the lesser of (i) the excess, if any, of the Specified Overcollateralization Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

               Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association), or any successor thereto.

               FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

               FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

               Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

               Fitch:  Fitch Ratings.

               Freddie Mac: Freddie Mac (also known as Federal Home Loan Mortgage Corporation), or any successor thereto.

               Gross Margin: With respect to each Mortgage Loan that bears an adjustable rate of interest, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the Minimum Lifetime Mortgage Rate, the Maximum Lifetime Mortgage Rate and the Periodic Rate Cap, each as applicable) the Mortgage Rate until the next succeeding Interest Adjustment Date.

               Indemnified Persons: The Trustee, the Master Servicer, the Sponsor, the Depositor, the Custodian and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

               Index: With respect to each Mortgage Loan that bears an adjustable rate of interest, the index set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, by reference to which the related Mortgage Rate will be adjusted from time to time.

               Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

               Initial Overcollateralization Amount:  $11,088,331.

               Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any such insurance policies.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that such Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and exclusive of Subsequent Recoveries.

               Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

               Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Accrual Period including the Accrual Period relating to such Distribution Date.

               Interest Determination Date: With respect to each Adjustable Rate Certificate, for the first Accrual Period, March 10, 2006, and with respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

               Interest Funds: For any Distribution Date (i) the sum, without duplication, of the following amounts: (a) all interest received during the related Due Period with respect to the Mortgage Loans less the related Servicing Fee, and Master Servicing Fee referred to in clause (ii) of the definition thereof, (b) all Advances relating to interest with respect to the Mortgage Loans made on or prior to the related Master Servicer Advance Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted pursuant to the related Servicing Agreement or this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest), (e) all amounts relating to interest with respect to each related Mortgage Loan repurchased by the Sponsor pursuant to Sections 2.02, 2.03 and 3.20, (f) all amounts in respect of interest paid by EMC pursuant to Section 10.01, in each case to the extent remitted by the Master Servicer or Servicer to the Master Servicer Collection Account pursuant to this Agreement or the related Servicing Agreement and (g) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in collections for the related Due Period that are applied as Interest Funds in connection with any Deferred Interest with respect to such Due Period, minus (ii) the sum of (a) all amounts relating to interest reimbursed pursuant to Sections 4.03 and 4.05 and (b) any Net Swap Payments or Swap Termination Payments (not due to a Swap Provider Trigger Event) owed to the Swap Administrator for payment to the Swap Provider.

               Interest Rate Adjustment Date: With respect to each Mortgage Loan that bears an adjustable rate of interest, the date set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, on which the related Mortgage Rate is subject to adjustment.

               Interest Rate Cap: For any Distribution Date and the Adjustable Rate Certificates, the excess of (A) the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted to reflect the accrual of interest based on the actual number of days elapsed in the related Accrual Period divided by 360, over (B) the sum of (1) the Net Swap Payment payable to the Swap Provider and (2) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Mortgage Loans as of the related Due Date prior to giving effect to any reduction in the Stated Principal Balances of the Mortgage Loans on such Due Date, multiplied by 12.

               Latest Possible Maturity Date: For the Offered Certificates, the Class B-IO Certificates and the Residual Certificates, the Distribution Date in April 2036, which is the Distribution Date in the month following the latest maturing mortgage loan. For purposes of the Treasury Regulations under Code section 860A through 860G, the latest possible maturity date of each regular interest issued by REMIC I and REMIC II shall be the Latest Possible Maturity Date.

               LIBOR Business Day: Any day on which banks in the London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

               Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer or a Servicer has certified (in accordance with Section 3.07) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

               Liquidation Proceeds: Amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received with respect to an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

               Master Servicer: Wells Fargo Bank, N.A., a national banking association, in ts capacity as master servicer hereunder, and its successors and assigns.

               Master Servicer Advance Date: As to any Distribution Date, on or before 1:00 p.m. Central time on the Business Day immediately preceding such Distribution Date.

               Master Servicing Fee: For any Distribution Date, the sum of (i) all income and gain, net of losses, realized from any investment of funds in the Distribution Account and the Master Servicer Collection Account since the prior Distribution Date and (ii) with respect to each Mortgage Loan, an amount equal to 1/12th of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs.

               Master Servicing Fee Rate: For each Distribution Date, 1/12th of 0.012% per annum of the aggregate principal balance of the mortgage loans as of the first day of the month immediately preceding such Distribution Date.

               Master Servicer Collection Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to Section 4.02 with a depository institution in the name of the Trustee for the benefit of the Certificateholders and designated "JPMorgan Chase Bank, N.A., in trust for registered holders of Bear Stearns Asset Backed Securities Trust 2006-SD1, Asset-Backed Certificates, Series 2006-SD1." Funds in the Master Servicer Collection Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

               Maximum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

               MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

               MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

               Minimum Lifetime Mortgage Rate: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the minimum level to which a Mortgage Rate can adjust in accordance with its terms, regardless of the change in the applicable Index.

               MOM Loan: Any Mortgage Loan as to which, at origination thereof, MERS acts as the mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

               Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 5.05.

               Moody's:  Not applicable.

               Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian on behalf of the Trustee to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

               Mortgage Loan Purchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

               Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement. The initial Mortgage Loan
Schedule is attached hereto as Exhibit B and sets forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the Servicer and/or Master Servicer thereof;

               (iii) the Mortgage Rate in effect as of the Cut-off Date;

               (iv) the Master Servicing Fee Rate;

               (v) the related Servicing Fee Rate;

               (vi) the Net Mortgage Rate in effect as of the Cut-off Date;

               (vii) the stated maturity date;

               (viii) the original principal balance;

               (ix) the stated original term;

               (x) the next payment date;

               (xi) the monthly payment;

               (xii) the remaining term;

               (xiii) the property type;

               (xiv) if it is a first or second lien on the related Mortgaged Property;

               (xv) if applicable, that such Mortgage Loan is a Balloon Loan;

               (xvi) whether interest accrues at a fixed rate, and otherwise, the applicable Index (with respect to adjustable rate Mortgage Loans);

               (xvii) the Gross Margin, if applicable;

               (xviii)the intervals between Interest Adjustment Dates, if applicable;

               (xix) the next succeeding Interest Adjustment Date, if applicable;

               (xx) the Periodic Rate Cap, if applicable;

               (xxi) the Minimum Lifetime Mortgage Rate, if applicable;

               (xxii) the Maximum Lifetime Mortgage Rate, if applicable;

               (xxiii)the Combined Loan-to-Value Ratio as of the Cut-off Date;

               (xxiv) [Reserved];

               (xxv) the Cut-off Date Principal Balance;

               (xxvi) if applicable, that such Mortgage Loan is a Simple Interest Loan;

               (xxvii)if applicable, that such Mortgage Loan provides for negative amortization; and

               (xxviii) the MIN with respect to each Mortgage Loan registered on the MERS(R) System.

Such schedule shall also set forth the total of the amounts described under
(xxv) above for all of the Mortgage Loans.

               Mortgage Note: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

               Mortgage Rate: The annual rate of interest borne by a Mortgage Note.

               Mortgaged Property: The underlying property securing a Mortgage Loan.

               Mortgagor:  The obligor on a Mortgage Note.

               Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the sum of the related Servicing Fee Rate and the Master Servicing Fee Rate.

               Net Swap Payment: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement by either the Swap Provider or the Swap Administrator, which net payment shall not take into account any Swap Termination Payment.

               Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

               Non-Offered Certificates: Any of the Class B-IO Certificates or the Residual Certificates.

               Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by it from the related Mortgagor, related Liquidation Proceeds or otherwise.

               Notional Amount: With respect to each Distribution Date and the Swap Agreement, the notional amount for the related calculation period as set forth in the related schedule set forth in the Swap Agreement.

               Offered Certificates: The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates.

               Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the EMC Servicer or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Sponsor, the Securities Administrator, the Master Servicer and/or the Trustee, as the case may be, as required by this Agreement.

               One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Accrual Period shall equal 4.740% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period. The establishment of One-Month LIBOR on each Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Certificates bearing interest based on One-Month LIBOR shall, in the absence of manifest error, be conclusive and binding.

               Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 7.05 or 11.01, or the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Optional Termination: The termination of the Trust Fund created hereunder as a result of the purchase of all of the Mortgage Loans and any REO Property pursuant to the last sentence of Section 10.01 hereof.

               Optional Termination Date: The Distribution Date on which the Stated Principal Balance of all of the Mortgage Loans, and the Appraised Value of all REO Properties, at the time of repurchase is equal to or less than 10% of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

               Original Value: The value of the property underlying a Mortgage Loan based on an appraisal.

               Originator: Any of the entities which either originated or acquired a Mortgage Loan and transferred such Mortgage Loan to the Sponsor.

               OTS:  The Office of Thrift Supervision.

               Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

        (a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

        (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

               Outstanding Mortgage Loan: As of any date of determination, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

               Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period), over (ii) the sum of the Certificate Principal Balances of the Offered Certificates (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates) on such Distribution Date.

               Overcollateralization Floor: For any date of determination, 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

               Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

               Pass-Through Rate: With respect to each Class of Certificates, other than the Class B-IO Certificates and the Residual Certificates, the applicable interest rate for each such Class as set forth in Section 6.01, subject to the Interest Rate Cap. The Class B-IO Certificates and the Residual Certificates do not accrue interest and do not have a Pass-Through Rate.

               Paying Agent: The Securities Administrator and any successor paying agent appointed hereunder.

               Percentage Interest: With respect to any Certificate of a specified Class, the Percentage Interest set forth on the face thereof or the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

               Periodic Rate Cap: As to each Mortgage Loan that bears an adjustable rate of interest, the rate, if any, set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule, that is the maximum adjustment that can be made to a Mortgage Rate on each Interest Adjustment Date in accordance with its terms, regardless of the change in the applicable Index.

               Permitted Investments: At any time, any one or more of the following obligations and securities:

               (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

               (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

               (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the Trustee and the Master Servicer in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced in writing;

               (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced in writing;

               (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

               (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each

        Rating Agency (except if the Rating Agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

               (viii) interests in any money market fund (including any such fund managed or advised by the Trustee, the Master Servicer, the Securities Administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each Rating Agency rating such fund (and, so long as S&P is a Rating Agency, the long term ratings must be either AAAm or AAAm-G) or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;

               (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the Trustee or the Master Servicer or any affiliate thereof) which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing; and

               (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

               provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Master Servicer Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of the Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

               Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (other than a partnership that has any direct or indirect foreign partners) or other entity (treated as a corporation or a partnership for federal income tax purposes), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or and
(vi) any other Person so designated by the Trustee based upon an Opinion of Counsel (which shall not be an expense of the Trustee) that states that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

               Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

               Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to each Class of Offered Certificates.

               Prepayment Charge: Any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

               Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03,
3.20 or 10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or Liquidation Proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such Liquidation Proceeds.

               Prepayment Period: With respect to any Distribution Date and the Mortgage Loans serviced by EMC, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs in. With respect to any Distribution Date and all other Mortgage Loans, the period that is provided in the related Servicing Agreement.

               Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related security instrument, if any or any replacement policy therefor through the related Accrual Period for such Class relating to a Distribution Date.

               Principal Distribution Amount: With respect to any each Distribution Date, an amount equal to (x) the Principal Funds for such Distribution Date plus (y) any Extra Principal Distribution Amount for such Distribution Date minus (z) any Excess Overcollateralization Amount for such Distribution Date.

               Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication of (a) all scheduled principal (or with respect to any Simple Interest Loans, actual principal) collected during the related Due Period, (b) all Advances (except with respect to any Simple Interest Loans) relating to principal made on or before the Master Servicer Advance Date, (c) Principal Prepayments exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Sponsor or a Servicer pursuant to Sections 2.02, 2.03 or 3.20, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) amounts in respect of principal paid by the Depositor pursuant to Section 10.01 and (g) all Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds relate to principal), less all non-recoverable Advances relating to principal reimbursed during the related Due Period and all Subsequent Recoveries received during the related Due Period and minus (ii) the sum of (a) all amounts relating to principal or not allocable to either interest or principal reimbursed pursuant to Sections 4.03 and 4.05 and any Net Swap Payments or Swap Termination Payments not due to a Swap Provider Trigger Event owed to the Swap Administrator for payment to the Swap Provider, to the extent not paid from Interest Funds for the related Distribution Date and to the extent remaining unpaid from any previous Distribution Date and (b) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in collections for the related Due Period that are applied as Interest Funds in connection with any Deferred Interest with respect to such Due Period.

               Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 3.20 and 10.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer or the applicable Servicer, as appropriate, in accordance with the terms of the related Mortgage Note.

               Prospectus Supplement: The Prospectus Supplement dated March 7, 2006 relating to the public offering of the Offered Certificates.

               Protected Account: An account established and maintained by each Servicer with respect to receipts on the Mortgage Loans and REO Property serviced by such Servicer in accordance with the related Servicing Agreement or the EMC Servicing Agreement attached as Exhibit K hereto.

               Protected Party:  As defined in Section 7.04 hereof.

               PUD:  A Planned Unit Development.

               Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Sponsor pursuant to Section 2.02 or 2.03 hereof or (y) that the Sponsor has a right to purchase pursuant to Section 3.20 hereof, an amount equal to the sum of (i) 100% of the outstanding principal balance of the Mortgage Loan as of the date of such purchase plus (ii) accrued interest thereon at the applicable Mortgage Rate through the first day of the month in which the Purchase Price is to be distributed to Certificateholders plus (iii) in the case of a repurchase of such Mortgage Loan resulting from breach of the representation or warranty contained in Section 2.03(b)(vii)(G) or 2.03(b)(vii)(LL), any costs or damages incurred by the Trust in connection with the violation by such Mortgage Loan of any predatory or abusive lending law, reduced by (iv) any portion of the Servicing Fee, Servicing Advances and Advances payable to the purchaser of the Mortgage Loan.

               Rating Agency: Each of S&P and Fitch. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

               Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan.

               Realized Loss Event: A Realized Loss Event will be deemed to have occurred if the aggregate of Realized Losses (reduced by the aggregate amount of Subsequent Recoveries) from the Closing Date through the last day of the related Due Period with respect to the Mortgage Loans, as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, exceed for Distribution Dates occurring:

      Distribution Date                                   Loss Percentage
      -----------------                                   ---------------
      March 2009 through February 2010..................        2.25%
      March 2010 through February 2011..................        3.25%
      March 2011 through February 2012..................        3.75%
      March 2012 and each month thereafter..............        3.95%

               Record Date: With respect to each Class of Certificates (except the Adjustable Rate Certificates) and (a) the first Distribution Date, the Closing Date, and (b) with respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, so long as such Certificates are Book-Entry Certificates, the Business Day preceding such Distribution Date, and otherwise, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

               Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Adjustable Rate Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Certificates which bear an adjustable rate of interest on such Interest Determination Date.

               Reference Banks: Barclays Bank PLC, Citibank, N.A. and Deutsche Bank AG, provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Sponsor, the Master Servicer or any affiliate thereof and (iii) which have been designated as such by the Trustee.

               Regular Certificate: Any Certificate other than a Residual Certificate.

               Relief Act:  The Servicemembers Civil Relief Act.

               Remaining Excess Spread: With respect to any Distribution Date, the Excess Spread less any Extra Principal Distribution Amount, in each case for such Distribution Date.

               REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

               REMIC I: The segregated pool of assets described in Section 5.06(a).

               REMIC I Certificates: The REMIC I Regular Interests and the Class R-1 Certificate.

               REMIC I Regular Interests: As defined in Section 5.06(b).

               REMIC II: The segregated pool of assets consisting of the REMIC I regular interests and constituting a REMIC hereunder.

               REMIC II Certificates: The REMIC II Regular Interests and the Class R-2 Certificate.

               REMIC II Regular Interests: As defined in Section 5.06(c).

               REMIC Opinion: An Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in any such REMIC is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

               Remittance Report:  As defined in Section 5.04(c).

               REO Property: A Mortgaged Property acquired by a Servicer or the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Replacement Mortgage Loan: A Mortgage Loan or Mortgage Loans in the aggregate substituted by the Sponsor for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Rate not less than or more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) if the Deleted Mortgage Loan is an EMC Mortgage Loan, be an EMC Mortgage Loan; (v) have a Combined Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vii) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate; (viii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (ix) have the same lien priority as the Deleted Mortgage Loan;
(x) constitute the same occupancy type as the Deleted Mortgage Loan or be owner occupied; (xi) be current in payment of principal and interest as of the date of substitution; (xii) have payment terms that do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted;
(xiii) if the Deleted Mortgage Loan bears an adjustable rate of interest, have a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of the Deleted Mortgage Loan, have the same Index and interval between Interest Adjustment Dates, and a Minimum Lifetime Mortgage Rate no lower than that of such Deleted Mortgage Loan; and (xiv) comply with each representation and warranty set forth in Section 2.03 hereof.

               Reportable Event:  As defined in Section 3.18(a)(iii).

               Request for Release: The Request for Release to be submitted by the Sponsor, a Servicer or the Master Servicer to the Trustee and/or the Custodian, as appropriate, substantially in the form of Exhibit H. Each Request for Release furnished to the Trustee and/or the Custodian by the Sponsor, a Servicer or the Master Servicer shall be in duplicate and shall be executed by a Servicing Officer (or, if furnished electronically to the Trustee and/or Custodian, shall be deemed to have been sent and executed by a Servicing Officer) of the Sponsor, the Servicer or the Master Servicer, as applicable.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement or the related Servicing Agreement.

               Residual Certificates: The Class R-1 Certificates and Class R-2 Certificates.

               Responsible Officer: With respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer with specific responsibility for the transaction contemplated hereby or other officers of the Trustee specified by the Trustee, as to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

               Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

               Sarbanes-Oxley Certification A written certification covering the activities of all Servicing Function Participants and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superceded by any

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

subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous that then form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

               Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

               Securities Act:  The Securities Act of 1933, as amended.

               Securities Administrator: Wells Fargo Bank, N.A., in its capacity as securities administrator hereunder, and its successors and assigns.

               Securities Administrator Fee: As to any Distribution Date, a fee payable to the Securities Administrator by the Master Servicer out of its own funds in such capacity as they may separately agree.

               Senior Certificates:  The Class A Certificates.

               Servicer:  Each of the EMC Servicer, WFB and the BofA Servicer.

               Servicer Remittance Date: With respect to each Mortgage Loan and related Servicer, the date set forth in the related Servicing Agreement, when the related Servicer is required to remit funds in the related Protected Account to the Master Servicer.

               Servicing Agreement: Any servicing agreement listed on Schedule I hereto, including the related Assumption Agreement.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable legal fees) incurred in the performance by a Servicer of its servicing obligations under the related Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and including any expenses incurred in relation to any such proceedings that result from a Mortgage Loan being registered in the MERS(R) System, (iii) the management and liquidation of any REO Property (including, without limitation, realtor's commissions) and (iv) compliance with any obligations under a Servicing Agreement or Section 3.09 hereof to cause insurance to be maintained.

               Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

               Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to 1/12th of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the close of business on the first day of the month immediately preceding the month in which such Distribution Date occurs or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

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

               Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule under the heading "Servicing Fee."

                Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee and the Securities Administrator, that is performing activities addressed by the Servicing Criteria, unless such Person's activities relate only to 5% or less of the Mortgage Loans with respect to any Due Period.

               Servicing Officer: Any officer of a Servicer or the Master Servicer involved in, or responsible for, the administration and servicing or master servicing of the Mortgage Loans, as to which evidence reasonably acceptable to the Custodian or the Trustee, as applicable, of due authorization, by such party has been furnished from time to time to the Custodian or the Trustee, as applicable.

               Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Offered Certificates to the Swap Agreement.

               Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an percentage equal to the Significance Estimate divided by the aggregate outstanding Certificate Principal Balance of the Offered Certificates, prior to the distribution of the related Principal Distribution Amount on such Distribution Date.

               Simple Interest Loan: A Mortgage Loan that provides for daily accrual of interest and is identified as such on the Mortgage Loan Schedule. None of the Mortgage Loans is a Simple Interest Loan.

               Specified Overcollateralization Amount: With respect to the Mortgage Loans the first Distribution Date, $0. With respect to the Mortgage Loans and any subsequent Distribution Date (i) prior to the Stepdown Date, 3.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (ii) on and after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (a) 6.50% of the Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) and (b) the Overcollateralization Floor or (iii) on and after the Stepdown Date and if a Trigger Event is in effect, the Specified Overcollateralization Amount for the immediately preceding Distribution Date.

               Sponsor: EMC, in its capacity as seller of the Mortgage Loans to the Depositor.

               Startup Day: The startup day, within the meaning of Section 860G(a)(9), for each REMIC formed hereunder shall be the Closing Date.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Cut-off Date Principal Balance thereof minus the sum of (i) the principal portion of the Scheduled Payments due (or, with respect to any Simple Interest Loans, the principal portion of payments actually received) with respect to such Mortgage Loan during each related Due Period ending prior to such Distribution Date (and other than with respect to any Simple Interest Loans irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the related Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan, that were received by the related Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date, and
(iii) any Realized Losses on such Mortgage Loan incurred during the related Prepayment Period. The Stated Principal Balance of a Liquidated Loan equals zero.

               Stepdown Date: The later to occur of (i) the Distribution Date in March 2009 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates plus the Overcollateralization Amount such Distribution Date divided by the sum of the Stated Principal Balances of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period) is greater than or equal to 24.30%.

               Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee or the Securities Administrator

               Subordinate Certificates: The Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates.

               Subsequent Recovery: The recovery of any amount (including the release of surplus funds held to cover expenses) in respect of a Liquidated Loan after a Realized Loss has been allocated with respect thereto to one or more Classes of Subordinate Certificates.

               Sub-Servicer: Any Person that (i) is considered to be a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

               Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

               Successor Master Servicer: The meaning ascribed to such term pursuant to Section 8.01.

               Supplemental Interest Reserve Fund: The fund maintained as described in Section 5.07.

               Swap Administration Agreement: The swap administration agreement, dated March 14, 2006, between the Swap Administrator and the Trustee pursuant to which the Swap Administrator will make payments to the Swap Provider and the Trust Fund, and certain other payments.

               Swap Administrator: Wells Fargo Bank, N.A., in its capacity as swap administrator under the Swap Agreement, and its successors and assigns.

               Swap Agreement: The Swap Agreement between the Swap Provider and the Trustee, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit N.

               Swap Account: The separate trust account created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement.

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

               Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

               Swap Payment: With respect to each Distribution Date, the payment, if any, required to be made to the Swap Administrator for the benefit of the Trust pursuant to the terms of the Swap Agreement by the Swap Provider, which payment shall not take into account any Swap Termination Payment.

               Swap Provider: The swap provider under the Swap Agreement either
(a) entitled to receive payments from the Swap Administrator from amounts payable by the Trust Fund under this Agreement or (b) required to make payments to the Swap Administrator for payment to the Trust Fund, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign. Initially, the Swap Provider shall be Bear Stearns Financial Products Inc.

               Swap Provider Trigger Event: With respect to any Distribution Date, (i) an Event of Default under the Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or
(iii) an Additional Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

               Swap Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Swap Agreement, the payment to be made by the Swap Administrator to the Swap Provider from payments from the Trust Fund, or by the Swap Provider to the Swap Administrator for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

               Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. The holder of the greatest Percentage Interest in a Class of Residual Certificates shall be the Tax Matters Person for the related REMIC. The Securities Administrator, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

               Termination Costs: The costs and expenses related to the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of servicing with respect to the related Servicing Agreement, including, without limitation, the items set forth in Section 3.03(c).

               Transfer Affidavit:  As defined in Section 6.02(c).

               Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

               Trigger Event: With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event exists if either a Delinquency Event or a Realized Loss Event shall have occurred and be continuing.

               Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest accruing and principal due (or in the case of any Simple Interest Loan, received) with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) the Master Servicer Collection Account, the Distribution Account, the Swap Account and the Supplemental Interest Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loans; (v) the Servicing Agreements and Assumption

Agreements; (vi) rights under the Swap Agreement and (vii) all proceeds of the foregoing, including proceeds of conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

               Trustee: JPMorgan Chase Bank, N.A., a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

               Trustee Fee: As to any Distribution Date, a fee payable to the Trustee by the Master Servicer out of its own funds in such amount as they may separately agree.

               Unpaid Applied Realized Loss Amount: As of any Distribution Date, and each Class of Subordinate Certificates, the excess of (i) the Applied Realized Loss Amount for such Class over (ii) the sum of all distributions on such Class in reduction of the Applied Realized Loss Amount and any Subsequent Recoveries allocated to such Class, in each case, on all previous Distribution Dates.

               Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions hereunder. Voting Rights shall be allocated (i) 95% to the Certificates (other than the Class B-IO and Residual Certificates), (ii) 1 1/2% to the Class B-IO Certificates, (iii) 1 1/2% to the Class B-IO Certificates and
(iv) 2% to the Residual Certificates, with the allocation among the Offered Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes. Voting Rights will be allocated among the Certificates of each Class of Offered Certificates, and among the Class B-IO Certificates and Residual Certificates, in accordance with their respective Percentage Interests.

               WAC Excess: With respect to any Distribution Date and for any Class of Adjustable Rate Certificates, the sum of (A) the excess of (1) the amount of interest that such Class of Adjustable Rate Certificates would otherwise be entitled to receive on the Distribution Date had the Pass-Through Rate for such Class been calculated at the Pass-Through Rate for such Class and Distribution Date without regard to the applicable Interest Rate Cap, over (2) the amount of interest payable on such Class at the respective Pass-Through Rate for such Class for the Distribution Date and (B) the excess described in clause
(A) for such Class for all previous Distribution Dates (including any interest accrued on that amount at the related Pass-Through Rate without regard to the applicable Interest Rate Cap) not previously paid to such Class.

               WFB: Wells Fargo Bank, N.A., in its capacity as a Servicer of Mortgage Loans and its successors and assigns in such capacity.

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

                                  ARTICLE II.

                            CONVEYANCE OF TRUST FUND
                         REPRESENTATIONS AND WARRANTIES

Section 2.01.  Conveyance of Trust Fund.

               The Sponsor hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Sponsor in and to the assets in the Trust Fund.

               The Sponsor has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

               The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

               In connection with any such transfer and assignment, the Depositor has delivered to or caused to be delivered to, and deposited with, the Custodian the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, including any riders thereto, endorsed without recourse (A) to the order of "JPMorgan Chase Bank, N.A., as Trustee for certificateholders, of Bear Stearns Asset Backed Securities Trust 2006-SD1, Asset Backed Certificates, Series 2006-SD1, without recourse", or (B) in the case of a Mortgage Loan registered on the MERS(R) System, in blank and, in each case, showing to the extent available to the Sponsor an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee,

               (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (x) in the proviso below applies, shall be in recordable form),

               (iii) unless the Mortgage Loan is registered on the MERS(R) System, the assignment (either an original or a copy, which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, in recordable form, with respect to each Mortgage Loan in the name of "JPMorgan Chase Bank, N.A., as Trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2006-SD1, Asset Backed Certificates, Series 2006-SD1" or in blank,

               (iv) an original or a copy of all intervening assignments of the Mortgage, if any, to the extent available to the Sponsor, with evidence of recording thereon,

               (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, if available, or a copy thereof, or, in the event that such original title insurance policy is unavailable, a photocopy thereof, or in lieu thereof, a current lien search on the related Mortgaged Property and

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

               (vi) originals or copies of all available assumption, modification or substitution agreements, if any;

               provided, however, that the assignment of the Mortgage to the Trustee will not be required to be submitted for recording with respect to any Mortgage Loan: (a) if the Trustee and the Custodian shall have received an Opinion of Counsel addressed to the Trustee to the effect that the recordation of the assignment to the Trustee of the Mortgage securing a particular Mortgage
Note is not necessary to perfect the security interest of the Trustee in such Mortgage, (b) such recordation is not required by the Rating Agencies or (c) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Sponsor and its successors and assigns;

               and provided, further, however, that in lieu of the foregoing, the Depositor may deliver, or cause to be delivered, the following documents, under the circumstances set forth below: (x) if any Mortgage, assignment thereof to the Trustee or intervening assignments thereof have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Depositor may deliver, or cause to be delivered, a true copy thereof with a certification by the applicable Servicer or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified in the list set forth in Exhibit J, the Depositor may deliver, or cause to be delivered, a lost note affidavit (or a blanket lost note affidavit covering some or all of the Mortgage Loans in Exhibit J) and a copy of the original note, if available; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may cause the Sponsor to, and the Sponsor shall, (i) deposit or cause to be deposited on the Closing Date all amounts paid in respect of such Mortgage Loans (to the extent required to be remitted by the related Servicers pursuant to their Servicing Agreements) into the Master Servicer Collection Account or the Distribution Account or (ii) deliver to the Custodian on the Closing Date a certification of an authorized officer of the Sponsor stating that the Sponsor will deposit or cause to be deposited all such amounts on or before the Distribution Account Deposit Date relating to the first Distribution Date, in which case the Sponsor shall so deposit or cause to be deposited such amounts into the Master Servicer Collection Account or the Distribution Account on or before such Distribution Account Deposit Date.

               In the case of the documents referred to in clause (x) above, the Depositor shall deliver, or cause to be delivered, such documents to the Custodian promptly after they are received. The Sponsor shall cause, at its expense, the Mortgage and intervening assignments, if any, and to the extent required in accordance with the foregoing, the assignment of the Mortgage to the Trustee to be submitted for recording promptly after the Closing Date. In the event that the Sponsor, the Depositor or the Master Servicer gives written notice to the Trustee (a) that recording of the assignment of the Mortgage to the Trustee is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan, (b) a court recharacterizes the sale of the Mortgage Loans as a financing, or (c) as a result of any change in or amendment to the laws of a State in which recording was not effected or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Sponsor shall submit or cause to be submitted for recording as specified above or, should the Sponsor fail to perform such obligations, the Trustee shall cause each such previously unrecorded assignment to be submitted for recording as specified above at the expense of the Trust pursuant to Section
9.05. In the event a Mortgage File is released to the Master Servicer or a Servicer as a result of the Master Servicer's or a Servicer's having completed a Request for Release, the Trustee shall, if not so completed, complete, or cause the Custodian to complete, the assignment of the related Mortgage in the manner specified in clause (iii) above.

               In connection with the assignment of any Mortgage Loans registered on the MERS(R) System, the Sponsor further agrees that it will cause, at the Sponsor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Sponsor to the Depositor and by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee, (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans and (c) a code that provides the Custodian with access to such Mortgage Loans. The Sponsor further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

               Since the mortgage loans permitted to be purchased pursuant to this Agreement are limited to (i) the Mortgage Loans purchased hereunder on the Closing Date and (ii) any Replacement Mortgage Loans purchased hereafter pursuant to the provisions of this Agreement, and the Sponsor has made the representations and warranties contained herein with respect to all such Mortgage Loans, including, a representation and warranty contained in Section 2.03(b)(vii)(S) of this Agreement, that, as of the Closing Date or date of substitution, as applicable, no Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002 (the "New Jersey Act"), a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act (the "New Mexico Act"), a "High Cost Home Mortgage Loan" under the Massachusetts Predatory Home Loan Practices Act of 2004 (the "Massachusetts Act") or a "High-Cost Home Loan" under the Indiana High Cost Home Loan Law of 2005 (the "Indiana Act"), it is agreed and understood by the Depositor, the Sponsor and the Trustee that it is not intended that any mortgage loan be purchased hereunder that is a "High-Cost Home Loan" as defined in the New Jersey Act, a "High-Cost Home Loan" as defined in the New Mexico Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Act or a "High-Cost Home Loan" as defined in the Indiana Act.

Section 2.02.  Acceptance of the Mortgage Loans.

               (a) The Trustee acknowledges receipt based on receipt by the Custodian of, subject to the further review and the exceptions the Custodian notes pursuant to the procedures described below, the documents (or certified copies thereof) delivered to the Custodian pursuant to Section 2.01 and declares that it holds and will continue to hold directly or through the Custodian those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to the Custodian on its behalf in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, the Custodian will deliver an initial certification in the form annexed as Exhibit One to the Custodial Agreement confirming whether or not it has received the Mortgage File for each Mortgage Loan, but without review of such Mortgage File, except to the extent necessary to confirm whether such Mortgage File contains the original Mortgage Note or a lost note affidavit in lieu thereof. No later than 90 days after the Closing Date, the Custodian agrees pursuant to the Custodial Agreement, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Sponsor and to the Trustee an interim certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Custodian on behalf of the Trustee will ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this

Agreement, as supplemented (provided, however, that with respect to those documents described in clauses (iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). In performing any such review, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or to appear to be defective on its face, the Custodian shall include such information in the exception report attached to such interim certification. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor fails to correct or cure the defect or deliver such opinion within such period, the Sponsor will, subject to Section 2.03, within 90 days from the notification of the Custodian purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee, or intervening assignments thereof with evidence of recording thereon because such documents have been submitted for recording and have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

               (b) No later than 180 days after the Closing Date, the Custodian on behalf of the Trustee and in accordance with the Custodial Agreement will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Sponsor and to the Trustee, a final certification substantially in the form annexed as Exhibit Three to the Custodial Agreement. In conducting such review, the Custodian will ascertain whether each document required to be recorded has been returned from the recording office with evidence of recording thereon and the Custodian has received either an original or a copy thereof, as required in Section 2.01 (provided, however, that with respect to those documents described in clauses
(iv) and (vi) of the fourth paragraph of Section 2.01, such obligations shall extend only to documents actually delivered pursuant to such clauses). If the Custodian finds any document with respect to a Mortgage Loan has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Custodian shall note such defect in the exception report attached to the Final Certification and shall promptly notify the Sponsor. The Sponsor shall correct or cure any such defect or, if prior to the end of the second anniversary of the Closing Date, the Sponsor may substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 or shall deliver to the Trustee and the Custodian an Opinion of Counsel, addressed to the Trustee and the Custodian, at the Sponsor's expense, to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Custodian of the defect and if the Sponsor is unable within such period to correct or cure such defect, or to substitute the related Mortgage Loan with a Replacement Mortgage Loan or to deliver such opinion, the Sponsor shall, subject to Section 2.03, within 90 days from the notification of the Custodian, purchase such Mortgage Loan at the Purchase Price; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the Mortgage, assignment thereof to the Trustee or intervening assignments thereof with evidence of recording thereon, because such documents have not been returned by the applicable jurisdiction, the

Sponsor shall not be required to purchase such Mortgage Loan, if the Sponsor delivers such documents promptly upon receipt, but in no event later than 360 days after the Closing Date.

               (c) In the event that a Mortgage Loan is purchased by the Sponsor in accordance with subsections 2.02(a) or (b) above or Section 2.03, the Sponsor shall remit the applicable Purchase Price to the Paying Agent for deposit in the Distribution Account and shall provide written notice to the Paying Agent and Trustee detailing the components of the Purchase Price, signed by a Servicing Officer. Upon deposit of the Purchase Price in the Distribution Account and receipt of a Request for Release, the Trustee will release or notify the Custodian which, upon receipt of such notice from the Trustee, shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Sponsor, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the deposit into the Distribution Account was made or if the Custodian is then acting, the date on which notice of the deposit of the Purchase Price into the Distribution Account was received by the Custodian from the Trustee. The Trustee shall promptly notify the Rating Agencies of such repurchase. The obligation of the Sponsor to cure, repurchase or substitute for any Mortgage Loan as to which a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

               (d) The Sponsor shall deliver to the Trustee or upon its direction to the Custodian, and the Trustee agrees to accept or to cause the Custodian to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Replacement Mortgage Loan, which the Custodian will review as provided in subsections 2.02(a) and 2.02(b), provided, that the Closing Date referred to therein shall instead be the date of delivery of the Mortgage File with respect to each Replacement Mortgage Loan.

               (e) Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer has otherwise fulfilled its respective obligations under this Agreement, the Trustee, or the Custodian acting on its behalf, shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.

Section 2.03. Representations, Warranties and Covenants of the Master Servicer,
              the EMC Servicer and the Sponsor.

               (a) The Master Servicer and the EMC Servicer each hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee (and in the case of the EMC Servicer, to the Master Servicer) as follows, as of the Closing Date:

               (i) It is duly organized and is validly existing and in good standing (a) in the case of the EMC Servicer, under the laws of the State of Delaware and (b) in the case of the Master Servicer, as a national banking association organized under the laws of the United States, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or
        (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

               (iv) It or one or more of its affiliates is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

               (b) The Sponsor hereby represents and warrants to the Depositor, the Securities Administrator, the Master Servicer and the Trustee as follows, as of the Closing Date:

               (i) The Sponsor is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Sponsor in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Sponsor has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Sponsor the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The execution and delivery of this Agreement by the Sponsor, the sale of the Mortgage Loans by the Sponsor under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Sponsor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Sponsor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Sponsor is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Sponsor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor; and the Sponsor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Sponsor's ability to perform or meet any of its obligations under this Agreement.

               (iv) The Sponsor is an approved seller of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of the Sponsor's knowledge, threatened, against the Sponsor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Sponsor to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor of, or compliance by the Sponsor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Sponsor has obtained the same.

               (vii) With respect to each Mortgage Loan as of the Cut-off Date (unless otherwise expressly provided) or, with respect to clauses (G) or
        (U), as of the Closing Date:

               (A) The information set forth in the Mortgage Loan Schedule on the Closing Date is complete, true and correct.

               (B) No Mortgage Loan is delinquent 61 or more days; and the Sponsor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

               (C) Except with respect to taxes, insurance and other amounts previously advanced by a Servicer with respect to any Mortgage Loan, to the best of Sponsor's knowledge, there are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

               (D) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which in the case of the Mortgage Loans are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement in the case of the Mortgage Loans is part of the Mortgage File.

               (E) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (F) All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and Sponsor has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Mortgage Loan (together with, in the case of a Mortgage Loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to the applicable lien of such Mortgage Loan), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor.

               (G) None of the Mortgage Loans is (a) a Mortgage Loan subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified and/or defined, as a "high cost", "threshold", "predatory" or "covered" loan (or a similarly classified loan using different terminology under a law imposing additional legal liability for mortgage loans having high interest rates, points and/or fees) under any other applicable state, federal or local law including, but not limited to, the States of New York, North Carolina, Arkansas, Kentucky, New Mexico, Illinois and

Oklahoma, (c) a Mortgage Loan governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through May 6, 2003 or
(d) a Mortgage Loan subject to the New Jersey Home Ownership Security Act of 2002 (the "New Jersey Act"), unless such Mortgage Loan is a (1) "Home Loan" as defined in the New Jersey Act that is a first lien Mortgage Loan, which is not a "High Cost Home Loan" as defined in the New Jersey Act or (2) "Covered Home Loan" as defined in the New Jersey Act that is a first lien purchase money Mortgage Loan, which is not a High Cost Home Loan under the New Jersey Act. In addition to and notwithstanding anything to the contrary herein, no Mortgage Loan for which the Mortgaged Property is located in New Jersey is a Home Loan as defined in the Act that was made, arranged, or assigned by a person selling either a manufactured home or home improvements to the Mortgaged Property or was made by an originator to whom the Mortgagor was referred by any such seller. Each Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate Settlement Procedures Act of 1974, as amended, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan.

               (H) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

               (I) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (3) if applicable, in the case of a Mortgage that is a second priority lien, the first lien on the Mortgaged Property identified in the related Mortgage File, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Sponsor has full right to sell and assign the Mortgage to the Depositor. None of the Mortgages related to the Mortgage Loans is a second lien.

               (J) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

               (K) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (L) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

               (M) Immediately prior to the conveyance of the Mortgage Loans by the Sponsor to the Depositor hereunder, the Sponsor was the sole owner and holder of the Mortgage Loan and either serviced the Mortgage Loan itself or the Mortgage Loan was being serviced pursuant to a Servicing Agreement with the Servicer indicated on the Mortgage Loan Schedule; the related Originator or the Sponsor or the applicable Servicer was the custodian of the related escrow account, if applicable; the Mortgage Loan had neither been assigned nor pledged, and the Sponsor had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest subject to the applicable Servicing Agreement, if any, and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights to the Depositor pursuant to the terms of this Agreement.

               (N) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

               (O) The Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form acceptable to the Department of Housing and Urban Development, or any successor thereto, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (I) above) the Sponsor (as assignee), its successors and assigns as to the first or, if applicable, more junior priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and/or Mortgage providing for adjustment in the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. With respect to each Mortgage Loan, the Sponsor (as assignee) is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Sponsor in the case of a Mortgage Loan, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (P) Except as provided in clause (B), immediately prior to the Cut-off Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Sponsor has not waived any default, breach, violation or event of acceleration.

               (Q) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

               (R) All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (S) No Mortgage Loan is a "High Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002, a "High Cost Home Loan" as defined in the New Mexico Home Loan Protection Act, a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory

Home Loan Practices Act of 2004 or a "High-Cost Home Loan" as defined in the Indiana High Cost Home Loan Law of 2005.

               (T) The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or Fannie Mae/Freddie Mac standard, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, and a Mortgage Loan all such payments are in the possession or under the control of the Sponsor (including pursuant to a Servicing Agreement) and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

               (U) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

               (V) The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Sponsor and the Sponsor has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

               (W) The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

               (X) [Reserved].

               (Y) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (Z) No Mortgage Loan contains a permanent or temporary "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

               (AA) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan. The Sponsor has maintained or caused to be maintained all such statements in the Mortgage File.

               (BB) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

               (CC) To the best of Sponsor's knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

               (DD) The assignment of Mortgage with respect to a Mortgage Loan (other than a Mortgage Loan registered on the MERS(R) system) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (EE) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first priority, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (FF) With respect to any Mortgage Loan that bears, or will upon conversion from a fixed rate bear, interest at an adjustable rate, on each Interest Adjustment Date, the Mortgage Rate has been adjusted to equal the respective Index plus the respective Gross Margin (subject to standard rounding conventions), subject to the Periodic Rate Cap, the Maximum Lifetime Mortgage Rate and the Minimum Lifetime Mortgage Rate, if any, as set forth in the related Mortgage Note.

               (GG) Without exception, the Mortgaged Property consists of a single parcel of real property with or without a detached single family residence erected thereon, or an individual condominium unit, or a cooperative, or a 2-4 family dwelling, or an individual unit in a planned unit development as defined by Fannie Mae or a manufactured dwelling which conforms with Fannie Mae and Freddie Mac requirements regarding such dwellings, or a townhouse, each structure of which is permanently affixed to the Mortgaged Property, and is legally classified as real estate.

               (HH) [Reserved].

               (II) _____% of the Mortgage Loans (by Cut-off Date Principal Balance) are Hybrid Mortgage Loans in their fixed rate period. None of the Mortgage Loans contains a provision allowing the Mortgagor to convert an adjustable rate Mortgage Loan to a fixed rate Mortgage Loan. The principal and interest due on each Mortgage Loan is calculated pursuant to the standard amortization method (30/360 day interest accrual). None of the Mortgage Loans (by cut-off Date Principal Balance) is a Simple Interest Loan.

               (JJ) Each Mortgage Loan at the time of origination was underwritten in general in accordance with guidelines not inconsistent with the guidelines set forth in the Prospectus Supplement and generally accepted prime or sub-prime credit underwriting guidelines.

               (KK) No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Sponsor or the related Originator.

               (LL) None of the Mortgage Loans is a "High Cost Loan" or "Covered Loan" as defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E.

               (MM) None of the Mortgage Loans, by Cut-off Date Principal Balance provided for negative amortization.

               (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(b)(vii) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice thereof to the other parties. The Sponsor hereby covenants with respect to the representations and warranties set forth in Section 2.03(b)(vii), that within 90 days of the discovery of a breach of any representation or warranty set forth therein that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of an Opinion of Counsel if required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release. The Sponsor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, the Sponsor shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether it intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties in Section 2.03(b)(vii) that are made to the best of the Sponsor's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Sponsor, the Securities Administrator or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty, the Sponsor shall nevertheless be required to cure, substitute for or repurchase the affected Mortgage Loan in accordance with the foregoing.

               With respect to any Replacement Mortgage Loan or Loans, the Sponsor shall deliver to the Trustee for the benefit of the Certificateholders such documents and agreements as are required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Sponsor. For the month of substitution, except with respect to any Simple Interest Loans, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period (and with respect to any Simple Interest Loans, payments of principal actually received during such Due Period) and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 2.03(b)(vii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Master Servicer Collection Account, of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Sponsor the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment as have been prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Sponsor, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this
Section 2.03.

               For any month in which the Sponsor substitutes one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all the Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution, except the actual payment received with respect to any Simple Interest Loans) of such Deleted Mortgage Loan. An amount equal to the aggregate of such deficiencies, described in the preceding sentence for any Distribution Date (such amount, the "Substitution Adjustment Amount") shall be deposited into the Master Servicer Collection Account by the Sponsor delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

               In the event that the Sponsor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Master Servicer Collection Account pursuant to Section 3.08 on the Determination Date for the Distribution Date in the month following the month during which the Sponsor became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of an Opinion of Counsel if required by Section 2.05 and the receipt of a Request for Release, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to the Sponsor, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to the Sponsor to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Sponsor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor respecting such breach available to Certificateholders, the Depositor or the Trustee.

               (d) The representations and warranties set forth in Section 2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

        Section 2.03.(A)  Assignment of Interests in the Servicing Agreements.

               To the extent not provided for in the related Assumption Agreements, the Sponsor hereby assigns to the Depositor who concurrently with the execution and delivery of this Agreement assigns to the Trustee, on behalf of the Certificateholders, all of their respective right, title and interest in the Servicing Agreements and, if applicable, the Assumption Agreements, including but not limited to the Sponsor's rights pursuant to the Servicing Agreements (noting that the Sponsor has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans of WFB and the BofA Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies); provided that the Sponsor shall retain the right to terminate WFB and the BofA Servicer without cause as set forth in Section 11.02 of the related Servicing Agreement.

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

Section 2.04.  Representations and Warranties of the Depositor.

               The Depositor hereby represents and warrants to the Master Servicer, the Securities Administrator and the Trustee as follows, as of the date hereof and as of the Closing Date:

               (i) The Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

               (ii) The Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or
        (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

               (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

               The Depositor hereby represents and warrants to the Trustee as of the Closing Date, following the transfer of the Mortgage Loans to it by the Sponsor, the Depositor had good title to the Mortgage Loans free and clear of all liens, claims and encumbrances, and the related Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

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

               It is understood and agreed that the representations and warranties set forth in the immediately preceding paragraph shall survive delivery of the Mortgage Files to the Custodian on behalf of the Trustee to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of such representations and warranties, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

Section 2.05. Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

               (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02 or 2.03 shall be made unless the Sponsor delivers to the Trustee, with a copy to the Custodian, an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of REMIC I or REMIC II or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02 or 2.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee, with a copy to the Custodian, of an Opinion of Counsel addressed to the Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

               (b) Upon discovery by the Depositor, the Sponsor, the Master Servicer, the Custodian or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Sponsor, at the Sponsor's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee shall reconvey to the Sponsor the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

Section 2.06.  Authentication and Delivery of Certificates.

               The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Certificate Registrar has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

Section 2.07.  Covenants of the Master Servicer and the EMC Servicer.

               The Master Servicer covenants to the Depositor, the Securities Administrator and the Trustee, and the EMC Servicer covenants to the Master Servicer, as follows:

               (a) it shall comply in the performance of its obligations under this Agreement;

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

               (b) no written information, certificate of an officer, statement furnished in writing (other than annual compliance certificates and annual accountants' reports of the Servicers delivered by the Master Servicer pursuant to Section 3.18) or written report prepared by the Master Servicer or the EMC Servicer, as applicable, pursuant to this Agreement and delivered, the case of the Master Servicer, to the Securities Administrator, the Depositor, any affiliate of the Depositor or the Trustee or, in the case of the EMC Servicer, to the Master Servicer, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading; and

               (c) it shall (in the case of the Master Servicer, only in its capacity as successor servicer pursuant to a Servicing Agreement) accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories, to the extent such reporting remains customary and prudent in the servicing of mortgage loans similar to the Mortgage Loans. Nothing in this Section shall derogate from the obligation of the Master Servicer or the EMC Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or the EMC Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 2.08.  Lost Mortgage Notes Indemnity.

        With respect to each Mortgage Loan for which the Sponsor has delivered a lost note affidavit in lieu of an original Mortgage Note, the Sponsor does hereby agree to defend, indemnify, and hold harmless the Trust Fund and the Trustee, from and against any and all losses or damages, together with all reasonable costs, charges and expenses (whether or not a lawsuit is filed), incurred as a result of (i) the inability to enforce the related Mortgage Note according to its terms, (ii) any claim, demand, suit, cause of action or proceeding by a third party arising out of a Servicer's, the Master Servicer's or the Trustee's inability to enforce the related Mortgage Note according to its terms due to the lack of an original Mortgage Note, or (iii) the inability to receive any related Insurance Proceeds, Liquidation Proceeds or other amounts due to the lack of an original Mortgage Note. Upon demand from a Servicer, the Master Servicer or the Trustee, the Sponsor shall deposit all amounts constituting lost principal with respect to such Mortgage Loan into the Master Servicer Collection Account to be treated as a Principal Prepayment, and reimburse such Servicer, the Master Servicer or the Trustee, as applicable, for all costs and expenses incurred in connection with such lost Mortgage Note.

Section 2.09.  Purposes and Powers of the Trust.

        The purpose of the common law trust, as created hereunder, is to engage in the following activities:

        (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

        (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

        (c) to make payments on the Certificates;

        (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

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

        (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.


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

                                  ARTICLE III.

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.01.  The Master Servicer.

               The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each such Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each such Servicer and shall cause each such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each such Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to such Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in
Section 5.04(c) and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each such Servicer to its Protected Account pursuant to the applicable Servicing Agreement.

Section 3.02.  REMIC-Related Covenants.

               For as long as each REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee shall comply with any directions of the Sponsor, the Depositor, any Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion, addressed to the Trustee and prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to a Servicing Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

Section 3.03.  Monitoring of Servicers.

               (a) The Master Servicer shall be responsible for reporting to the Securities Administrator, the Depositor and the Sponsor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each such Servicer's activities, the Master Servicer may rely upon an officer's certificate of such Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that any such Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Sponsor, the Depositor, the EMC Servicer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

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

               (b) Subject to the preceding paragraph, the Master Servicer, on behalf of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and, in the event that any such Servicer fails to perform its obligations in accordance with the related Servicing Agreement, then either the EMC Servicer (if such defaulting Servicer is WFB) or the Master Servicer (if such defaulting Servicer is any Servicer other than WFB), shall terminate the rights and obligations of the defaulting Servicer thereunder and act as successor servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor servicer selected by either the EMC Servicer (if the defaulting Servicer is WFB) or by the Master Servicer (if the defaulting Servicer is any Servicer other than WFB) (which new Servicing Agreement shall, in any case, have terms generally in accordance with the terms of the terminated Servicing Agreement); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. Except as contemplated by subsection (c) below, the Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Without limiting the generality of the foregoing, WFB shall reimburse the EMC Servicer for all Termination Costs associated with a termination of WFB as Servicer. To the extent that any Termination Costs with respect to WFB, are not fully and timely reimbursed by WFB, the EMC Servicer shall be entitled to reimbursement of such Termination Costs from its Protected Account.

               (c) The EMC Servicer shall reimburse the Master Servicer for the costs and expenses of the Master Servicer related to the termination of the EMC Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the related Servicing Agreement, including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the EMC Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement. To the extent that any Termination Costs with respect to the EMC Servicer or any other terminated servicer pursuant to the related Servicing Agreement are not fully and timely reimbursed by the EMC Servicer or such other terminated Servicer, as applicable, the Master Servicer shall be entitled to reimbursement of such Termination Costs from the Master Servicer Collection Account.

               (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement, including any related Assumption Agreement. The Master Servicer shall enforce the obligation of each Servicer pursuant to the related Servicing Agreement to provide it with an Assessment of Compliance and Attestation Report pursuant to Section 3.18.

               (e) If the Master Servicer or the EMC Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer that it replaces.

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

Section 3.04.  [Reserved].

Section 3.05.  Power to Act; Procedures.

               The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of such Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of the related Servicing Agreement, including any related Assumption Agreement. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering it or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable it to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the use or misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

               The Trustee and the Securities Administrator shall each execute and deliver to related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or related Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or related Mortgage or otherwise available at law or equity.

Section 3.06.  Due-on-Sale Clauses; Assumption Agreements.

               To the extent provided in the applicable Servicing Agreement, for any Mortgage Loans that contain enforceable due-on-sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with such applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.07.  Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, such Servicer will, or if it does not, the Master Servicer may, if required under the applicable Servicing Agreement, promptly furnish to the Custodian on behalf of the Trustee two copies of a certification substantially in the form of Exhibit H hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer (as successor servicer) or the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited or escrowed) and shall request that the Custodian on behalf of the Trustee deliver to the Master Servicer or the applicable Servicer, as appropriate, the related Mortgage File. Upon receipt of such certification and request, the Custodian on behalf of the Trustee shall promptly release the related Mortgage File to the Master Servicer or the applicable Servicer, as appropriate, and neither the Custodian nor the Trustee shall have any further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer and each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

               (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian on behalf of the Trustee shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit H (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 3.08. Documents, Records and Funds in Possession of the Master Servicer
              To Be Held for Trustee.

               (a) The Master Servicer and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, in accordance with the applicable Servicing Agreement, to be delivered to the Trustee or the Custodian. Any funds received by the Master Servicer or a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to, in the case of the Master Servicer, the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Fee and other amounts provided in this Agreement and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and, to the extent provided in the applicable Servicing Agreement, shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, the Securities

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Administrator and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

               (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

Section 3.09.  Maintenance of Hazard Insurance.

               (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of a Servicer under the related Servicing Agreement to maintain or cause to be maintained hazard insurance in accordance with the provisions of the related Servicing Agreement.

               (b) Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any Insurance Policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.03. Any cost incurred by the Master Servicer or any such Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.03.

Section 3.10.  Presentment of Claims and Collection of Proceeds.

               The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such Insurance Policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such Insurance Policies shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.11.  Maintenance of the Primary Mortgage Insurance Policies.

               (a) The Master Servicer shall not take, or permit any Servicer, to the extent such action is prohibited under the applicable Servicing Agreement, to take, any action that would result in

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

noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best efforts to cause each such Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), Primary Mortgage Insurance applicable to each Mortgage Loan in accordance with the provisions of the related Servicing Agreement. The Master Servicer shall not, and shall not permit any Servicer, to the extent required under the related Servicing Agreement, to cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of the related Servicing Agreement.

               (b) The Master Servicer agrees to present, or to cause each Servicer to the extent required under the related Servicing Agreement to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any such Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to
Section 4.03.

Section 3.12. Custodian to Retain Possession of Certain Insurance Policies and Documents.

               The Custodian shall, on behalf of the Trustee, retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Custodian, on behalf of the Trustee, shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, on behalf of the Trustee, upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.13.  Realization Upon Defaulted Mortgage Loans.

               The Master Servicer shall cause each Servicer to the extent required under the related Servicing Agreement, to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the terms of the applicable Servicing Agreement, including any related Assumption Agreement.

Section 3.14.  Compensation for the Servicers and the Master Servicer.

               Servicing compensation in the form of any prepayment charges and penalties, assumption fees, tax service fees, fees for statement of account payoff or late payment charges collected by any Servicer shall be retained by such Servicer and shall not be deposited in the Master Servicer Collection Account. In accordance with Sections 4.02(b) and 4.03, the Master Servicer shall be entitled to pay itself the Master Servicing Fee in respect of remittances from Servicers prior to deposit in the Master Servicer Collection Account or to withdraw such portion of the Master Servicing Fee from the Master Servicer

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

Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement. Pursuant to Article IV, all income and gain realized from any investment of funds in the Distribution Account and the Master Servicer Collection Account shall be for the benefit of the Master Servicer.

Section 3.15.  REO Property.

               (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause such applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

               (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property into the related Protected Account.

               (c) The Master Servicer and such applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Servicing Advances or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances or Servicing Fees as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

Section 3.16.  Annual Officer's Statement as to Compliance.

               The Master Servicer and the Securities Administrator shall deliver (or otherwise make available) (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor, the Securities Administrator and the Trustee, not later than March 15 of each calendar year beginning in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year or a portion thereof and of its performance under this Agreement or other applicable agreement in the case of a Servicing Function Participant has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such other applicable agreement in the case of Servicing Function Participant, in all material respects throughout such year, or a portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall enforce the obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver a similar Annual Statement of Compliance by that Servicer to the Depositor, the Securities Administrator and the Trustee as described above as and when required under such Servicing Agreement. In the event that certain servicing responsibilities with respect to a Mortgage Loan have been delegated by the Master Servicer or the Securities Administrator to a subservicer or subcontractor, each of the Master Servicer or Securities Administrator, as applicable, shall cause its subservicer or subcontractor to deliver a similar Annual Statement of Compliance by that subservicer or subcontractor to the Depositor, the

Securities Administrator and the Trustee as described above as and when required with respect to the Master Servicer.

               Failure of the Master Servicer to comply with this Section 3.16 (including with respect to the time frames required in this Section) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

Section 3.17.  Assessment of Compliance and Attestation Reecords.

               Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Master Servicer, the Securities Administrator and the Custodian (to the extent set forth in this Section) (each, an "Attesting Party") shall deliver (or otherwise make available) to the Depositor, the Securities Administrator and the Trustee on or before March 15 of each calendar year beginning in 2007, a report regarding such Attesting Party's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

        (a) A statement by an authorized officer of such Attesting Party of its authority and its responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

        (b) A statement by such officer that such Attesting Party used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

        (c) An assessment by such officer of the related Attesting Party's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

        (d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party's Assessment of Compliance for the period consisting of the preceding calendar year; and

        (e) A statement as to which of the Servicing Criteria, if any, are not applicable to such related Attesting Party, which statement shall be based on the activities such related Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such related Attesting Party, that are backed by the same asset type as the Mortgage Loans.

        Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto that are indicated as applicable to the related Attesting Party.

        On or before March 15 of each calendar year beginning in 2007, each Attesting Party shall furnish to the Depositor, the Securities Administrator and the Trustee a report (an "Attestation Report")

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

by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board. Such Attestation Report shall contain no restrictions or limitations on its use.

        The Master Servicer shall enforce the obligation of each Person "participating in the servicing function", within the meaning of Item 1122(d) of Regulation AB, to deliver to the Master Servicer, the Depositor, the Securities Administrator and the Trustee an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

        Such Assessment of Compliance, as to any subservicer or subcontractor shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto that are indicated as applicable to any "primary servicer." The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth on Exhibit L and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor (as defined in the related Servicing Agreement), an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

        Failure of the Master Servicer to timely comply with this Section 3.17 (including with respect to the time frames required in this Section) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

               The Custodian shall deliver to the Trustee, the Master Servicer, the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when required under the Custodial Agreement, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Section 3.18.  Reports Filed with Securities and Exchange Commission.

               (a) (i) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB; provided that the Securities Administrator shall have received no later than 5 calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor, approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D

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

Disclosure absent such reporting (other than with respect to cases in which the Securities Administrator is the reporting party as set forth in Exhibit O).

               (ii) (A) Within 5 calendar days after the related Distribution Date, (i) the parties set forth in Exhibit O shall be required to provide, pursuant to section 3.18(a)(v) below, to the Securities Administrator and the Depositor, to the extent known by an officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

               (B) After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer, and in the case that such Form 10-D contains Additional Form 10-D Disclosure, to the Master Servicer and the Depositor, for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. (unless the Master Servicer and Securities Administrator shall be the same party). If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
          Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 5.05 a final executed copy of each Form 10-D. The parties to this Agreement acknowledge that the performance by the the Master Servicer and the Securities Administrator of their duties under Sections 3.18(a)(i) and
          (vi) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

               (iii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor, approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure absent such reporting (other than with respect to cases in which the Securities Administrator is the reporting party as set forth in Exhibit O) and approval.

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

               (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 5:00 p.m. New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit O shall be required pursuant to
          Section 3.18(a)(v) below to provide to the Securities Administrator and the Depositor, to the extent known by an officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

               (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than 12:00 p.m. New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator (unless the Master Servicer and Securities Administrator are the same party). If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in
          Section 3.18(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 5.05, a final executed copy of each Form 8-K. The parties to this Agreement acknowledge that the performance by the Master Servicer's and the Securities Administrator of their duties under this Section 3.18(a)(ii) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(ii). Neither the Master Servicer nor The Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (iv) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for the Master Servicer and any subservicer, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Master Servicer, each subservicer and subcontractor participating in the servicing function and the Custodian, as described under Section 3.17, and (B) if the Master Servicer's, the Securities Administrator's or the Custodian's report on assessment of compliance with servicing criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Master Servicer's, the Securities Administrator's or the Custodian's report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Master Servicer the Securities Administrator and the Custodian, as described under Section 3.17, and (B) if any registered public accounting firm attestation report described under
         Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.18 (a)(iv)(D) below. Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Securities Administrator and the Depositor, approved by the Depositor, and the Securities Adminstrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than with respect to case in which the Master Servicer is the reporting party as set forth in Exhibit O and approval.

                  (B) No later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007,
         (i) the parties set forth in Exhibit O shall be required to provide pursuant to Section 3.18(a)(v) below to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.

                  (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review. No later than Noon New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a duly authorized officer of the Master Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator (unless the Master Servicer and Securities Administrator are the same party). If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in
         Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website, identified in Section 5.05, a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Master Servicer and Securities Administrator of their duties under Section 3.18(a)(iv) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Section, Section 3.16 and Section 3.17. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct. Subject to the foregoing, the Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the other parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.

                  (D) Each Form 10-K shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Master Servicer shall, and the Master Servicer shall cause any subservicer or subcontractor, to the extent set forth in the related

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         Servicing Agreement, engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit M, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. A duly authorized officer of the Master Servicer shall serve as the Certifying Person on behalf of the Trust.

                  (v) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the "Additional Disclosure") relating to the Trust Fund in the form attached hereto as Exhibit P, the Securities Administrator's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit O as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.18(a)(i) through (iv) above. Each of the Master Servicer, Sponsor, Securities Administrator and Depositor hereby agrees to notify and provide to the extent known to the Master Servicer, Sponsor, Securities Administrator and Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit Q as the responsible party for providing that information. Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Swap Provider to that effect. The Depositor shall request from the Swap Provider any information required under Regulation AB and the Swap Provider. The Depositor will be obligated to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Swap Provider is not necessary for such Distribution Date.

                  (vi) (A) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, Master Servicer and Securities Administrator will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer of the Master

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         Servicer. The parties hereto acknowledge that the performance by the
         Master Servicer and the Securities Administrator of their duties under this Section 3.18(a)(v) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                       The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this
        Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

               (b) In connection with the filing of any Form 10-K hereunder, shall sign a certification (a "Form of Back-Up Certification for Form 10-K Certificate," substantially in the form attached hereto as Exhibit M) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Master Servicer, provided, however, that the Securities Administrator shall not be required to undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K.

               (c) The Securities Administrator shall indemnify and hold harmless the Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under Section 3.17 and Section 3.18 or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith.

        The Depositor shall indemnify and hold harmless the Trustee, the Master Servicer and the Securities Administrator and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Section 3.16, Section 3.17 and Section 3.18 or the Depositor's negligence, bad faith or willful misconduct in connection therewith.

        The Master Servicer shall indemnify and hold harmless the Trustee and the Securities Administrator (unless the Master Servicier and the Securities Administrator are the same Person) and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under

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this Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

        If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee, the Depositor or the Securities Administrator, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.18 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

               Notwithstanding the provisions of Section 11.02, this Section
3.18 may be amended without the consent of the Certificateholders.

Section 3.19.  [Reserved]

Section 3.20.  Optional Purchase of Defaulted Mortgage Loans.

               Beginning on the first Business Day of the Fiscal Quarter immediately following the date on which a Mortgage Loan has become at least 91 days delinquent, the EMC Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee, with a copy to the Master Servicer and the applicable Servicer) to purchase for its own account from the Trust Fund any such Mortgage Loan at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Master Servicer Collection Account, and the Trustee, upon receipt of a Request for Release from the EMC Servicer, shall release or cause the Custodian to release to the EMC Servicer, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the EMC Servicer, in each case without recourse, representation or warranty as shall be necessary to vest in the EMC Servicer any Mortgage Loan released pursuant hereto and the EMC Servicer shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The EMC Servicer shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, any such optional right of repurchase by the EMC Servicer hereunder with respect to a delinquent Mortgage Loan shall, if unexercised, terminate on the earlier of (i) the date on which such delinquency has been cured or (ii) the last Business Day of such Fiscal Quarter immediately following the date on which such Mortgage Loan became 91 days delinquent, provided however, that such optional right of repurchase shall be reinstated if (a) in the case of clause (i), the related Mortgage Loan shall thereafter again have become 91 or more days delinquent and (b) in the case of clause (ii), such delinquency shall have been subsequently cured and the related Mortgage Loan shall thereafter again become 91 or more days delinquent in any subsequent Fiscal Quarter. In either event, the purchase option shall again become exercisable on the first day of the Fiscal Quarter immediately following the date on which the related Mortgage Loan again becomes at least 91 days delinquent.

Section 3.21.  [Reserved]

Section 3.22.  Intention of the Parties and Interpretation.

               Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will

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be supplemented and modified in writing, as agreed to and executed by the parties hereto, as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, or the Depositor or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB. All costs, expenses, fees, liabilities, charges and amounts (including legal fees) incurred by the Trustee in connection with this Section 3.23 shall be fully reimbursed to the Trustee pursuant to Section 4.05(a)(xii).


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                                  ARTICLE IV.

                                    ACCOUNTS

Section 4.01.  Protected Accounts.

               (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which Protected Accounts shall be deposited daily (or as of such other time specified in the related Servicing Agreement) all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less Servicing Fees as permitted by such applicable Servicing Agreement in the case of any such Servicer) and all other amounts to be deposited in the Protected Account pursuant to the related Servicing Agreement.

               (b) [Reserved].

               (c) Subject to this Article IV, on or before each Servicer Remittance Date, the Master Servicer shall (if acting as successor servicer to a Servicer), or shall cause the related Servicer to withdraw or shall cause to be withdrawn from the Protected Accounts and immediately deposit or cause to be deposited into the Master Servicer Collection Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan serviced by it:

               (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the related Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

               (ii) full Principal Prepayments, any Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees and any Subsequent Recoveries;

               (iii) partial Principal Prepayments received by the Servicers for such Mortgage Loans in the related Prepayment Period; and

               (iv) any amount to be used as an Advance and any payments of Compensating Interest.

Section 4.02.  Master Servicer Collection Account.

               (a) The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following:

               (i) Any amounts withdrawn from a Protected Account and remitted to the Master Servicer Collection Account pursuant to Section 4.01(c);

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               (ii) Any Advances and any payments of Compensating Interest which were not deposited in a Protected Account;

               (iii) Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

               (iv) The Purchase Price with respect to any Mortgage Loans purchased by the Sponsor pursuant to Sections 2.02, 2.03 or 3.20;

               (v) Any amounts required to be deposited with respect to losses on investments of deposits in the Master Servicer Collection Account; and

               (vi) Any other amounts received by or on behalf of the Master Servicer or the Trustee and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

               (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv), (vi), (vii), (ix) and (xi) need not be credited by the Master Servicer or the related Servicer to the Master Servicer Collection Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

               (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Master Servicer. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

               (d) On or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or separately remit to the Paying Agent for deposit in the Distribution Account) any Advances or payments of Compensating Interest required to be made by the Master Servicer with respect to the Mortgage Loans.

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Section  4.03. Permitted Withdrawals and Transfers from the Master Servicer
               Collection Account.

               (a) The Master Servicer will, from time to time in its discretion or on demand of the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements. The Master Servicer may make withdrawals in payment of any Master Servicing Fee not previously reimbursed or withheld from funds in the Master Servicer Collection Account or the Distribution Account, and may clear and terminate the Master Servicer Collection Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

               (b) On an ongoing basis, Master Servicer shall withdraw from the Master Servicer Collection Account any expenses recoverable by the Trustee, the Master Servicer, the EMC Servicer, the Custodian, the Sponsor or the Securities Administrator pursuant to Sections 3.03, 7.01, 7.03, 7.04 and 9.05.

               (c) No later than 1:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer all amounts on deposit in the Master Servicer Collection Account to the Distribution Account.

Section 4.04.  Distribution Account.

               (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

               (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

               (c) The Distribution Account shall constitute an Eligible Account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in a financial institution located in the State of the Corporate Trustee Office or in the State of New York, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent, the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent, the Trustee or the Master Servicer). The amount at any time credited to the Distribution Account shall be
(i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Paying Agent in such Permitted Investments, or deposited in demand deposits with such depository institutions, as directed in writing by the Master Servicer. In the absence of such direction, amounts will remain uninvested. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Paying Agent or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall deposit the amount of the loss in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant

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thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.05.  Permitted Withdrawals and Transfers from the Distribution
               Account.

               (a) The Paying Agent will, from time to time on demand of the Master Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement, and in the case of amounts due the EMC Servicer or any other Servicer to those not withdrawn from its Protected Account in accordance with the related Servicing Agreement):

               (i) to reimburse the Master Servicer or any Servicer for any Advance, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

               (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged not covered by any Insurance Policy, including any hazard insurance or in connection with the liquidation of such Mortgage Loan;

               (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for liquidation expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for liquidation expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection (a) to the Master Servicer; and (ii) such liquidation expenses were not included in the computation of such Excess Liquidation Proceeds;
               (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

               (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (xi) of this subsection
        (a) as servicing compensation;

               (vi) to reimburse the Master Servicer or any Servicer for unreimbursed Servicing Advances made pursuant to the applicable Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation

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        Proceeds) which represent late recoveries of the payments for which such Servicing Advances were made;

               (vii) to reimburse the Master Servicer or any Servicer for any unreimbursed Advance or any Servicing Advance, from collections, after a Realized Loss has been allocated with respect to the related Mortgage Loan, if the Advance or Servicing Advance has not been reimbursed pursuant to clause (i) or (vi);

               (viii) to pay any Master Servicing Fee;

               (ix) from collections, to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04 and 11.02, as applicable;

               (x) to pay to the Master Servicer, as additional compensation, any Excess Liquidation Proceeds with respect to a Mortgage Loan to the extent not retained by the related Servicer and to pay to the EMC Servicer, as additional servicing compensation, any Excess Liquidation Proceeds with respect to an EMC Mortgage Loan;

               (xi) from collections, to reimburse or pay any Servicer or the Master Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

               (xii) from collections, to reimburse the Trustee, the Securities Administrator, the Swap Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

               (xiii) to remove amounts deposited in error;

               (xiv) to make distributions to the Swap Administrator for payment to the Swap Provider as provided in this Agreement; and

               (xv) to clear and terminate the Distribution Account pursuant to
        Section 10.01.

               (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (xii), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b).

               (c) On or before 5:00 p.m. Central time on the fifth Business Day immediately preceding each Distribution Date, the Master Servicer shall deliver to the Securities Administrator with respect to all Mortgage Loans, a report in the form of a computer readable magnetic tape (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) containing such data and information, as agreed to by the EMC Servicer, the Master Servicer and the Securities Administrator such as to permit the Securities Administrator to prepare the Monthly Statement to Certificateholders and to direct the Paying Agent in writing to make the required distributions for the related Distribution Date (the "Remittance Report"). On each Distribution Date, based solely on the applicable Remittance Report, the Paying Agent shall distribute Interest Funds and Principal Funds in the Distribution Account to the Holders of the Certificates in accordance with Section 5.04(a).

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Section 4.06.  The Swap Agreement.

               (a) The Trustee is hereby directed to execute and deliver the Swap Administration Agreement and the Swap Agreement and to make the representations required therein. Amounts payable on any Distribution Date by the Trust to the Swap Provider under the Swap Agreement shall be paid on such Distribution Date by the Paying Agent to the Swap Administrator for distribution to the Swap Provider as provided herein. Amounts paid on any Distribution Date by the Swap Provider to the Swap Administrator under the Swap Agreement shall be paid on such Distribution Date by the Swap Administrator to the Paying Agent for distribution to the Offered Certificateholders as provided herein. Neither the Trustee, the Securities Administrator nor the Paying Agent in their respective individual capacities shall have any responsibility for any of the undertakings, agreements or representations with respect to the Swap Agreement or the Swap Administration Agreement, including, without limitation, for making any payments thereunder.

               (b) It is acknowledged and agreed that the Person serving as Securities Administrator hereunder shall also serve as Swap Administrator under the Swap Administration Agreement and the Swap Agreement. The Swap Administrator is hereby directed to execute and deliver the Swap Administration Agreement, and to make the representations required therein. The Swap Administrator shall not have any liability for any failure or delay in payments to the Trust which are required under the Swap Administration Agreement where such failure or delay is due to the failure or delay of the Swap Provider in making such payment to the Swap Administrator. The Swap Administrator shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by the Swap Administrator of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Swap Administrator's negligence, willful misconduct or fraud. The Trustee shall be entitled to be indemnified and held harmless by the Trust from and against any and all losses, claims, expenses or other liabilities that arise by reason of or in connection with the performance or observance by any party of its duties or obligations under the Swap Agreement or the Swap Administration Agreement, except to the extent that the same is due to the Trustee's negligence, willful misconduct or fraud. Any Person appointed as successor securities administrator pursuant to Section 9.08 shall also be required to serve as successor Swap Administrator under the Swap Agreement and the Swap Administration Agreement.

               (c) Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event) payable by the Trust to the Swap Provider pursuant to the Swap Agreement shall be deducted from Interest Funds, and to the extent of any such remaining amounts due, from Principal Funds prior to any distributions to the related Certificateholders. On or before each Distribution Date, such amounts will be remitted by the Paying Agent to the Swap Administrator, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date. For federal income tax purposes, such amounts paid to the Swap Administrator on each Distribution Date shall first be deemed paid to the Swap Administrator in respect of the Class B-IO Certificates to the extent of the amount distributable on such Class B-IO Certificates on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Administrator in respect of the Class B-IO Distribution Amount. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement will be subordinated to distributions to the Holders of the Offered Certificates and shall be paid as set forth under
Section 5.04(a)(iii) clause (sixth).

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               (d) On or before each Distribution Date, Net Swap Payments payable by the Swap Provider to the Swap Administrator pursuant to the Swap Agreement will be deposited by the Swap Administrator into the Swap Account pursuant to the Swap Administration Agreement. The Swap Administrator shall, to the extent provided in the Swap Administration Agreement, remit amounts on deposit in the Swap Account to the Paying Agent for distribution to the Offered Certificates in the following order of priority:

               (i) first, to the Class A Certificates to pay Current Interest and any Interest Carry Forward Amount to the extent due to the allocation thereto of the interest portion of a Realized Loss, to the extent not fully paid pursuant to Section 5.04(a)(i) clause (first);

               (ii) second, sequentially to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, in that order, to pay Current Interest to the extent not fully paid pursuant to Section 5.04(a)(i) clause (second) and any Interest Carry Forward Amount to the extent due to the allocation thereto of the interest portion of a Realized Loss;

               (iii) third, to pay first to the Class A Certificates and second, sequentially to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, in that order, any Basis Risk Shortfall Carry Forward Amounts on such Certificates for such Distribution Date; and

               (iv) fourth, to pay as principal to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates as part of the Extra Principal Distribution Amount, payable in the same manner and priority as set forth under Section 5.04(a)(ii), to the extent that the Overcollateralization Amount is reduced below the Overcollateralization Target Amount as a result of Realized Losses and to the extent not paid from Excess Spread pursuant to Section 5.04(a)(i) clause (third), until the Overcollateralization Target Amount has been reached.

               (e) The Swap Account, which is created and maintained by the Swap Administrator pursuant to the Swap Administration Agreement, will be part of the Trust but not part of any REMIC created hereunder and any payments to the Offered Certificates of Swap Payments will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). The beneficial owner of the Swap Account is identified, and other matters relating to the Swap Account are addressed, in the Swap Administration Agreement.

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                                   ARTICLE V.

                           DISTRIBUTIONS AND ADVANCES
                             BY THE MASTER SERVICER

Section 5.01.  Advances.

               Except with respect to any Simple Interest Loans, for which no Advances of principal are required to be made, if the Scheduled Payment on a Mortgage Loan, that was due on a related Due Date and is delinquent other than as a result of application of the Relief Act or similar state laws and for which the related Servicer was required to make an Advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account for use as an Advance with respect to such Mortgage Loan, the Master Servicer will make an Advance in an amount equal to such deficiency for deposit into the Master Servicer Collection Account or the Distribution Account, as applicable. Each such Advance shall be remitted to the Master Servicer Collection Account or the Distribution Account, as appropriate, no later than 1:00 p.m. Central time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

               In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Master Servicer Collection Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Master Servicer Collection Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Master Servicer Collection Account, no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement.

               The Master Servicer shall be entitled to be reimbursed from the Master Servicer Collection Account or the Distribution Account for all Advances of its own funds made pursuant to this Section as provided in Section 4.05. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this
Section 5.01.

               Subject to and in accordance with the provisions of Article VIII hereof, in the event of a failure by the Master Servicer to make an Advance pursuant to this Section 5.01, then the EMC Servicer, as Successor Master Servicer, shall be obligated to make such Advance, and if the EMC Servicer, as Successor Master Servicer, fails to make such Advance, then the Trustee, as Successor Master Servicer, shall be obligated to make such Advance.

Section 5.02.  Compensating Interest Payments.

               The Master Servicer shall deposit into the Distribution Account, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the

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aggregate amount of Compensating Interest required to be paid by a Servicer pursuant to the related Servicing Agreement for such Distribution Date, that is not so paid by such Servicer; provided that such amount shall not exceed the Master Servicing Fee for such Distribution Date; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement in respect of any such payment.

Section 5.03.  REMIC Distributions.

               On each Distribution Date the Securities Administrator, shall allocate distributions to the REMIC I Regular Interests and the REMIC II Regular Interests, in accordance with Section 5.06 hereof.

Section 5.04.  Distributions.

               (a) On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Paying Agent from the Distribution Account and distributed as directed in accordance with the Remittance Report for such Distribution Date, in the manner set forth in clauses (i), (ii) and (iii) below:

               (i) The Paying Agent shall apply Interest Funds for such Distribution Date as follows:

                             first, to the Class A Certificates, Current
                      Interest and then any Interest Carry Forward Amount due to such Class;

                             second, from remaining Interest Funds, to the Class
                      M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates sequentially, in that order, Current Interest for each such Class;

                             third, any Excess Spread, to the extent necessary
                      to meet a level of overcollateralization equal to the Specified Overcollateralization Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount; and

                             fourth, any Remaining Excess Spread will be added
                      to any Excess Overcollateralization Amount and will be included in Excess Cashflow and applied as described under clause (iii), below.

               Notwithstanding the above, on the first Distribution Date, all Excess Spread will be paid to the holders of the Class B-IO Certificates.

               On any Distribution Date, any shortfalls on mortgage loans resulting from the application of the Relief Act or similar state laws, and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest will be allocated, first, in reduction of amounts otherwise distributable to the Class B-IO Certificates and Residual Certificates, and thereafter, to the Current Interest payable to the Certificates on such Distribution Date, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

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               (ii) The Paying Agent shall apply the Principal Distribution
        Amount for such Distribution Date as follows:

                      (A) For each Distribution Date (i) prior to the Stepdown
               Date or (ii) on which a Trigger Event is in effect:

                             first, to the Class A Certificates and Class A
                      Certificates until the Certificate Principal Balance thereof is reduced to zero;

                             second, to the Class M-1 Certificates, any
                      remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                             third, to the Class M-2 Certificates, any remaining
                      Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                             fourth, to the Class M-3 Certificates, any
                      remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                             fifth, to the Class M-4 Certificates, any remaining
                      Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

                      (B) For each Distribution Date on or after the Stepdown
               Date, so long as a Trigger Event is not in effect:

                             first, to the Class A Certificates and Class A
                      Certificates, the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                             second, to the Class M-1 Certificates, from any
                      remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                             third, to the Class M-2 Certificates, from any
                      remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                             fourth, to the Class M-3 Certificates, from any
                      remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                             fifth, to the Class M-4 Certificates, from any
                      remaining Principal Distribution Amount, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

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               (iii) The Paying Agent shall apply the sum of any Excess Cashflow on each Distribution Date as follows:

                             first, to the Class A Certificates, any unpaid
                      Interest Carry Forward Amount for such Class of Certificates and Distribution Date, to the extent not paid pursuant to paragraph first of clause (i) above;

                             second, from any remaining Excess Cashflow, to the
                      Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, sequentially, in that order, an amount equal to any Interest Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under to the Swap Agreement;

                             third, from any remaining Excess Cashflow, to the
                      Supplemental Interest Reserve Fund, and therefrom to the Class A Certificates, any Basis Risk Shortfall Carry Forward Amount for such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under to the Swap Agreement;

                             fourth, from any remaining Excess Cashflow, to the
                      Supplemental Interest Reserve Fund, and therefrom to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, sequentially, in that order, an amount equal to any Basis Risk Shortfall Carry Forward Amount for each such Class and Distribution Date, to the extent not covered by amounts paid to the Trust with respect to such Distribution Date under to the Swap Agreement;

                             fifth, from any remaining Excess Cashflow, to the
                      Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, sequentially, in that order, such respective Certificates' allocated share of any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case without interest accrued thereon;

                             sixth, from any remaining Excess Cashflow, to the
                      Swap Administrator for payment to the Swap Provider, any Swap Termination Payments due to a Swap Provider Trigger Event not previously paid;
                             seventh, from any remaining Excess Cashflow, to the
                      Class B-IO Certificates, the Class B-IO Distribution Amount; and

                             eighth, any remaining amounts to the Residual
                      Certificates, based on the related REMIC in which such amounts remain.

               (b) Subject to Section 10.02 hereof respecting the final distribution, on each Distribution Date the Paying Agent shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Paying Agent at least five (5) Business Days prior to the related Record Date or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate

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Register. Notwithstanding the foregoing, but subject to Section 10.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

               (c) The Securities Administrator shall deliver a Remittance Report to the Paying Agent on or before 2:00 p.m. Eastern time on the Business Day immediately preceding each Distribution Date. The Paying Agent shall provide to the Master Servicer a monthly Statement of the account activity in the Distribution Account by the 15th day of the month following the Distribution Date.

Section 5.04A.Allocation of Realized Losses.

               Any Realized Losses with respect to the Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in
Section 5.04 in reduction of the Certificate Principal Balance of the Class or Classes of Certificates as provided in the definition of Applied Realized Loss Amount.

               Any amounts distributed to the Class of Subordinate Certificates in respect of any Unpaid Applied Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such Class.

               If a Servicer or the Master Servicer receives a Subsequent Recovery in a Prepayment Period, it will be distributed on the following Distribution Date in accordance with the priorities described under Section 5.04(a). Additionally, the Certificate Principal Balance of each Class of Subordinate Certificates that had been reduced by the allocation of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess of the Unpaid Applied Realized Loss Amount for such Class immediately prior to that Distribution Date. Holders of such Certificates will not be entitled to any payment in respect of Current Interest on the amount of such increases for an Interest Accrual Period preceding the Distribution Date on which such increase occurs.

Section 5.05.  Monthly Statements to Certificateholders.

               (a) Not later than each Distribution Date, the Securities Administrator shall prepare and deliver to the Trustee and the Swap Provider, and make available to each Holder of Certificates, the Trustee, the Rating Agencies, the Master Servicer, each Servicer and the Depositor, a statement setting forth for the Certificates:

               (i) the applicable Accrual Periods for calculating distributions and general Distribution Dates;

               (ii) total cash flows received and the general sources thereof;

               (iii) the related amount of the Master Servicing Fees paid to or retained by the Master Servicer and the Servicing Fees paid to or retained by each Servicer for the related Due Period;

               (iv) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments (except with respect to any Simple Interest Loans) of principal included therein (and with respect to any Simple Interest Loans, the amount of principal actually received included therein), and (C) the Extra Principal Distribution Amount included therein (if any);

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               (v) the amount of such distribution to holders of the Adjustable
        Rate Certificates allocable to interest and the portion thereof, if any, provided by the Interest Rate Swap Agreement;

               (vi) any Interest Carry Forward Amounts, and any Basis Risk Shortfall Carry Forward Amounts for each Class of Adjustable Rate Certificates (if any);

               (vii) the Certificate Principal Balance of the Adjustable Rate Certificates before and after giving effect to all distributions of principal and allocation of Applied Realized Loss Amounts in reduction of Certificate Principal Balance for such Distribution Date and the allocation of any Subsequent Recoveries to increase the Certificate Principal Balance for such Distribution Date and the aggregate Certificate Principal Balance of the Adjustable Rate Certificates after all such distributions and allocations;

               (viii) the number and aggregate of the Stated Principal Balances of the Mortgage Loans on the related Due Date;

               (ix) the Pass-Through Rate for each Class of Adjustable Rate Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Interest Rate Cap;

               (x) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances);

               (xi) the number and aggregate principal balance of any Mortgage Loans that were (a) delinquent (exclusive of mortgage loans in foreclosure) under the [___] method of calculation, (1) one scheduled payment , (2) two scheduled payments, and (3) three or more scheduled payments, and (b) for which foreclosure proceedings have been commenced, as well as loss information for the period;

               (xii) the amount any Excess Cashflow;

               (xiii) with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the related Prepayment Period;

               (xiv) Whether a Stepdown Date has occured and whether a Trigger Event is in effect;

               (xv) the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

               (xvi) the cumulative amount of Applied Realized Loss Amounts to date and the Unpaid Applied Realized Loss Amounts for each applicable Class of Subordinate Certificates after giving effect to the distribution of principal (including Subsequent Recoveries) and allocation of Applied Realized Loss Amounts on such Distribution Date;

               (xvii) the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans;

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               (xviii)the amount of any Net Swap Payment payable to the Trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Trust, and any Swap Termination Payment payable to the Swap Provider;

               (xix) if applicable, any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the related Due Period or that have become material over time;

               (xx) the Realized Losses during the related Due Period and the cumulative Realized Losses through the end of the preceding month; and

               (xxi) the amount of any Subsequent Recovery for such Distribution Date and the amount by which the Certificate Principal Balance of each Class of Subordinate Certificates was increased as a result thereof.

               The Securities Administrator may make the foregoing monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the Securities Administrator's website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders and the Swap Provider via the Trustee's internet website. The trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

               (b) The Securities Administrator's responsibility for making the above information available to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the related Servicer.

               (c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator will prepare and the Trustee will provide to the EMC Servicer, and upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 5.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

               (d) Upon filing with the Internal Revenue Service, the Securities Administrator shall furnish to the Holders of the Residual Certificates the applicable Form 1066 and each applicable Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of a Residual Certificate with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

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               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

               (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of a REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of a REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

               The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 9.12.

Section 5.06.  REMIC Designations and Allocations.

               (a) The Trustee shall elect that each of REMIC I and REMIC II shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The assets of REMIC I shall include the Mortgage Loans and all interest owing in respect of and principal due thereon, the Master Servicer Collection Account, the Distribution Account, any REO Property, and any proceeds of the foregoing, but shall not include the Supplemental Interest Reserve Fund, the Swap Agreements, the Swap Account and any rights or obligations in respect of the foregoing excluded assets.

               (b) REMIC I will be evidenced by (x) the Class I-A, Class I-M1, Class I-M2, Class I-M3, Class I-M4 and Class I-Q (the "REMIC I Regular Interests"), which are hereby designated as the "regular interests" in REMIC I and will be uncertificated and non-transferable and (y) the Class R-1 Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Certificate, the "REMIC I Certificates"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC I.

               Interest from the Mortgage Loans that is allocable to payments of principal on the Certificates (the "Turbo Amount") will not be paid directly as principal to the REMIC I Regular Interests, but instead a portion of the interest otherwise payable with respect to the Class I-Q REMIC I Regular Interest which equals 0.1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class I-A, Class I-M1, Class I-M2, Class I-M3 and Class I-M4 REMIC I Regular Interests in the same proportions that the Turbo Amount is allocated among the Class A, Class M-1, Class M-2, Class M-

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3 and Class M-4 Certificates, respectively, and will be accrued and added to principal on the Class I-Q REMIC I Regular Interest.

               Principal payments on the Mortgage Loans held by REMIC I shall be allocated 0.1% to the Class I-A, Class I-M1, Class I-M2, Class I-M3 and Class I-M4 REMIC I Regular Interests. The remaining 99.9% shall be allocated to the Class I-Q REMIC I Regular Interest. The aggregate amount of principal allocated to the Class I-A, Class I-M1, Class I-M2, Class I-M3 and Class I-M4 REMIC I Regular Interests shall be apportioned among such classes in the same proportions as principal is payable with respect to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, respectively. Notwithstanding the above, principal payments on REMIC I Regular Interests that are attributable to an Overcollateralization Release Amount shall be allocated to the Class I-Q REMIC I Regular Interests.

        The REMIC I Certificates will have the following designations, initial principal balances, pass-through rates and allocations of interest:

     REMIC I          Initial Principal      Pass-Through      Allocation
   Certificates            Balance               Rate          of Interest
   -----------------  ----------------       ------------      ------------
       I-A                $314,766.00            (1)             (2),(3)
       I-M1                $16,454.00            (1)             (2),(3)
       I-M2                 $8,942.00            (1)             (2),(3)
       I-M3                $ 4,650.00            (1)             (2),(3)
       I-M4                 $1,788.00            (1)             (2),(3)
       I-Q            $357,341,331.00            (1)             (2),(3)
       R-1                   N/A                0%(4)            ---

        (1) The pass-through rate on this REMIC I Regular Interest shall at any time of determination equal the weighted average of the Net Rates of the Mortgage Loans.

        (2) Except as provided in note (3) below, interest with respect to this REMIC I Regular Interest will be allocated among the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates in the same proportion as interest is payable with respect to those Certificates.

        (3) Any interest with respect to this REMIC I Regular Interest, in excess of the product of (i) 1,000 times the weighted average coupon of the Class I-A, Class I-M1, Class I-M2, Class I-M3, Class I-M4 and Class I-Q, where each of Class I-A, Class I-M1, Class I-M2, Class I-M3 and Class I-M4 REMIC I Regular Interests is first subject to a cap and floor equal to the Pass-Through Rates of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, respectively, and the Class I-Q REMIC I Regular Interest is subject to a cap equal to 0%, and (ii) the principal balance of these REMIC I Regular Interests, will be allocated to the Class B-IO Certificates. However, the Class B-IO Certificates shall be subordinated to the extent provided in
Section 5.04.

         (4) On each Distribution Date, amounts, if any, remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-1 Certificate.

               (c) The Adjustable Rate Certificates (exclusive of any rights such Certificates may have to receive, and payments of, Basis Risk Shortfall Carry Forward Amounts and Swap Payments, as the case may be) and the Class B-IO Certificates (exclusive of any rights or obligations associated with these Certificates in connection with the treatment of the Holders of such Certificates as the owners, for federal income tax purposes, of the Supplemental Interest Reserve Fund, the Swap Account and the payments of Basis Risk Shortfall Carry Forward Amounts, as described in Section 5.06(e) below) are hereby designated as "regular interests" with respect to REMIC II (the "REMIC II Regular Interests") and the Class R-2 Certificate is hereby designated as the single "residual interest" with respect to REMIC II. On each Distribution Date, amounts, if any, remaining in REMIC II after payments of interest and principal as designated herein shall be distributed to the Class R-2 Certificate. The terms of the REMIC II Regular Interests are set out in Section 6.01.

               (d) For federal income tax purposes, each of REMIC I and REMIC II shall have a tax year that is a calendar year and shall report income on an accrual basis.

               (e) Payments of Basis Risk Shortfall Carry Forward Amounts and Swap Payments shall be deemed to be made to the holders of the Class B-IO Certificate with respect to which such payments were made, who will be the owners of such amounts (on a pro rata basis based upon their Percentage Interest in such Class) for federal income tax purposes. The Class B-IO Certificateholders will be considered to pay such amounts to the Class A, Class M-1, Class M-2, Class M-3 and Class M-4, as and to the extent appropriate, pursuant to a notional principal contract.

Section 5.07.  Supplemental Interest Reserve Fund; WAC Excess.

               (a) On the Closing Date, the holders of the Class B-IO Certificates will deposit, or cause to be deposited, into the Supplemental Interest Reserve Fund, $5,000. On each Distribution Date as to which there is WAC Excess to the extent not paid under Section 5.04(a), the Paying Agent has been directed to, and shall therefore, deposit into the Supplemental Interest Reserve Fund an amount equal to the WAC Excess to the extent of the Class B-IO Distribution Amount or Class B-IO Distribution Amount, as applicable, which is payable pursuant to Section 5.04(a). If no WAC Excess is payable on a Distribution Date, the Trustee shall deposit into the Supplemental Interest Reserve Fund on behalf of the Class B-IO Certificateholders an amount such that when added to other amounts already on deposit in the fund, the aggregate amount on deposit therein is equal to $5,000. For federal and state income tax purposes, the Class B-IO Certificateholders will be deemed to be the owners of the Supplemental Interest Reserve Fund and all amounts deposited into the Supplemental Interest Reserve Fund (other than the initial $5,000 deposit) shall be treated as amounts distributed by the REMIC II with respect to the Class B-IO Distribution Amount. Amounts held in the Supplemental Interest Reserve Fund and not distributable to the Adjustable Rate Certificateholders on any Distribution Date will be invested by the Paying Agent in investments designated by the Class B-IO Certificateholders having maturities on or prior to the next succeeding Distribution Date on which such amounts will be distributable to the Adjustable Rate Certificateholders. In the absence of such direction, amounts will remain uninvested. Upon the termination of the Trust, or the payment in full of the Adjustable Rate Certificates, all amounts remaining on deposit in the Supplemental Interest Reserve Fund will be released from the lien of the Trust and distributed to the Class B-IO Certificateholders or their designees, pro rata. The Supplemental Interest Reserve Fund will be part of the Trust but not part of any REMIC created hereunder and any payments to the Adjustable Rate Certificates of WAC Excess will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

               (b) The Paying Agent and the Trustee shall treat the Supplemental Interest Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class B-IO Certificateholders and that is not an asset of any REMIC. The Paying Agent and the Trustee shall treat the rights of the Adjustable Rate Certificateholders to receive payments from the Supplemental Interest Reserve Fund as rights in an interest rate cap contract written by the Class B-IO Certificateholders in favor of the Adjustable Rate Certificateholders. Thus, each Adjustable Rate Certificate shall be treated as representing not only ownership of a regular interest in REMIC II, but also ownership of an interest in an interest rate cap contract.

               (c) Notwithstanding the priority and sources of payments set forth in Section 5.04(a) hereof or otherwise, the Paying Agent and the Trustee shall account for all distributions on the Certificates as set forth in this section. In no event shall any payments provided for in this section be treated as payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1) and shall be treated as an asset held separate and apart from any REMIC created under this Agreement in accordance with Treasury regulation section 1.860G-2(i).


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


                                   ARTICLE VI.

                                THE CERTIFICATES

Section 6.01.  The Certificates.

               The Certificates shall be substantially in the forms attached hereto as Exhibits A-1 through A-18. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                                           Integral
                                           Multiples          Initial
                          Minimum        in Excess of        Principal       Pass-Through
          Class        Denomination        Minimum            Balance            Rate
      --------------- ---------------- ----------------- ------------------- --------------
            A             $25,000           $1,000        $314,766,000        Adjustable(1)
           M-1            $25,000           $1,000         $16,454,000        Adjustable(2)
           M-2            $25,000           $1,000          $8,942,000        Adjustable(3)
           M-3            $25,000           $1,000          $4,650,000        Adjustable(4)
           M-4            $25,000           $1,000          $1,788,000        Adjustable(5)
           B-IO       $10,000,000       $1,000,000            Notional(6)        N/A
           R-1             100%              N/A                 N/A             N/A
           R-2             100%              N/A                 N/A             N/A
-------------------
(1)     For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class A Margin for such Distribution
        Date and (ii) the Interest Rate Cap for such Distribution Date

(2) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-1 Margin for such Distribution
        Date and (ii) the Interest Rate Cap for such Distribution Date

(3) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-2 Margin for such Distribution
        Date and (ii) the Interest Rate Cap for such Distribution Date

(4) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-3 Margin for such Distribution
        Date and (ii) the Interest Rate Cap for such Distribution Date

(5) For any Distribution Date, the lesser of (i) One-Month LIBOR for the related Accrual Period plus the Class M-4 Margin for such Distribution
        Date and (ii) the Interest Rate Cap for such Distribution Date

(6) Initially $357,688,331 thereafter the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period. The
        Class B-IO Certificates will be entitled to receive certain distributions as provided for in Section 5.04. Other than for federal income tax purposes, the Class B-IO Distribution Amount may be deemed to be interest on the notional principal balance of the Class B-IO
        Certificates.


               The Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Certificate Registrar shall bind the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the authentication of the Certificate Registrar by manual signature, and such authentication upon any

Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Certificate Registrar shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

               The Depositor shall provide, or cause to be provided, to the Certificate Registrar on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 6.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

               (a) The Certificate Registrar shall maintain, or cause to be maintained in accordance with the provisions of Section 6.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

               At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

               No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

               All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Certificate Registrar in accordance with the Certificate Registrar's customary procedures.

               (b) No Transfer of a Non-Offered Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit E (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit F (the "Investment Letter") or Exhibit G (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee and the Securities Administrator an Opinion of Counsel addressed to the Trustee and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Sponsor, any Servicer, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee. The Depositor shall provide to any Holder of a Non-Offered Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in

Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee, the Securities Administrator, the Certificate Registrar and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Non-Offered Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

               No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee, the Master Servicer and the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee and the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA and/or a plan subject to
Section 4975 of the Code ("Plan"), or a Person, directly or indirectly, acting on behalf of any such Plan, or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of a Plan, or a trustee of any Plan or any other person, directly or indirectly, acting on behalf of any such Plan, a representation satisfactory to the Trustee and the Securities Administrator to the effect that neither the purchase or holding of such ERISA Restricted Certificate nor the servicing, management and operation of the Trust Fund will result in any prohibited transactions under ERISA or Section 4975 of the Code which will not be covered under Prohibited Transactions Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and will not subject the Trustee, the Securities Administrator, the Certificate Registrar, any Servicer, the Master Servicer or the Depositor to any fiduciary duties under ERISA in addition to those expressly undertaken in this Agreement. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of any Plan without satisfying the above conditions shall be void and of no effect. None of the Trustee, the Securities Administrator, the Certificate Registrar or the Master Servicer shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA Restricted Certificate that is a Book-Entry Certificate, and none of the Trustee, the Securities Administrator, the Certificate Registrar or the Master Servicer shall have any liability for transfers of any such Book-Entry Certificates made through the book-entry facilities of any Depository or between or among participants of the Depository or Certificate Owners made in violation of the transfer restrictions set forth herein. None of the Trustee, the Securities Administrator, the Certificate Registrar or the Master Servicer shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Trustee and the Securities Administrator shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact a Plan or a Person, directly or indirectly, acting on behalf of any Plan at the time it became a Holder or, at such subsequent time as it became a Plan or Person acting on behalf of a Plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee or the Securities Administrator shall be paid and delivered by the Trustee or the Securities Administrator to the last preceding Holder of such Certificate that is not a Plan or Person acting on behalf of a Plan.

               (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate which shall always be issued as a physical certificate and not as a Book-Entry Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee and the Certificate Registrar under subparagraph (b) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

               (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

               (v) The Master Servicer shall make available within 60 days of written request from the Trustee or Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

               The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee and the Certificate Registrar of an Opinion of Counsel addressed to the Trustee and the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Sponsor, any Servicer or the Master Servicer to the effect that the elimination of such restrictions will not cause the REMIC I and/or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another

Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee and the Certificate Registrar, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

               (d) The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Sponsor, the Securities Administrator, the Certificate Registrar, the Master Servicer or any Servicer.

Section 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

               If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 6.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Certificate Registrar under the terms of this Section 6.03 shall be canceled and destroyed by the Certificate Registrar in accordance with its standard procedures without liability on its part.

Section 6.04.  Persons Deemed Owners.

               The Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar and the Paying Agent and any agent thereof may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator, the Trustee, the Master Servicer, the Certificate Registrar, the Paying Agent nor any agent thereof shall be affected by any notice to the contrary.

Section 6.05.  Access to List of Certificateholders' Names and Addresses.

               If three or more Certificateholders (a) request such information in writing from the Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or the Master Servicer shall request such information in writing from the Certificate Registrar, then the Certificate Registrar shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Certificate Registrar, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Certificate Registrar shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 6.06.  Book-Entry Certificates.

               The Regular Certificates (other than the Class II-B Certificates and the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository or its agent by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 6.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 6.08:

               (a) the provisions of this Section shall be in full force and effect;

               (b) the Depositor, the Securities Administrator, the Certificate Registrar and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

               (c) registration of the Book-Entry Certificates may not be transferred by the Certificate Registrar except to another Depository;

               (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

               (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

               (f) the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

               (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

               For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

Section 6.07.  Notices to Depository.

               Whenever any notice or other communication is required to be given to Certificateholders of a Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive

Certificates shall have been issued to the related Certificate Owners, the Certificate Registrar shall give all such notices and communications to the Depository.

Section 6.08.  Definitive Certificates.

               If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor or the Depository advises the Certificate Registrar that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor or (b) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Certificate Registrar and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Certificate Registrar shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to applicable Certificate Owners requesting the same. The Depositor shall provide the Certificate Registrar with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Certificate Registrar of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Certificate Registrar shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates and the Certificate Registrar shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

Section 6.09.  Maintenance of Office or Agency.

               The Certificate Registrar will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or at the Corporate Trust Office (if not in New York City) where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

Section 6.10.  Appointment of Paying Agent and Certificate Registrar

               Wells Fargo Bank, National Association, as Securities Administrator, shall act as the initial Paying Agent and Certificate Registrar for so long as it is also the Master Servicer. Each of the Paying Agent and the Certificate Registrar may resign upon thirty (30) days' prior written notice to the Trustee; provided hereto that no such resignation shall be effective until the appointment of a successor paying agent or certificate registrar. In the event the Paying Agent and/or the Certificate Registrar resigns or is removed by the Trustee for cause, the Trustee may appoint a successor paying agent or certificate registrar, as applicable. The Trustee shall cause such successor paying agent, if other than the Trustee or the Master Servicer or the Securities Administrator, to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee that such paying agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders.


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                                  ARTICLE VII.

      THE DEPOSITOR, THE MASTER SERVICER, THE EMC SERVICER AND THE SPONSOR

Section 7.01. Respective Liabilities of the Depositor, the Master Servicer, the EMC Servicer and the Sponsor.

               The Depositor, the Master Servicer, the EMC Servicer and the Sponsor shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 7.02. Merger or Consolidation of the Depositor, the Master Servicer, the EMC Servicer or the Sponsor.

               The Depositor, the Master Servicer, the EMC Servicer and the Sponsor will each keep in full effect its existence, rights and franchises as a corporation, a limited liability company or a national association under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               Any Person into which the Depositor, the Master Servicer, the EMC Servicer or the Sponsor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer, the EMC Servicer or the Sponsor shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer, the EMC Servicer or the Sponsor shall be the successor of the Depositor, the Master Servicer, the EMC Servicer or the Sponsor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer or the EMC Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

Section 7.03. Indemnification of the Trustee, the Master Servicer, the Securities Administrator and Others.

               (a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement, the Certificates or any powers of attorney furnished by the Trustee to the Master Servicer hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given Master Servicer and the Depositor written notice thereof promptly after a Responsible Officer of such Indemnified Person shall have with respect to such claim or legal action actual knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.


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               (b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.

               (c) The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to prepare and file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence in the performance of its obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator's reckless disregard of its obligations pursuant to Section 3.18, (including, without limitation, in respect of any powers of attorney furnished to the Securities Administrator) provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

Section 7.04. Limitation on Liability of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and Others.

               None of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee, the EMC Servicer, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Trustee, the Custodian or the EMC Servicer (each, a "Protected Party") shall be under any liability to any Indemnified Person, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect any such Protected Party against any breach of representations or warranties made by it herein or protect any such Protected Party from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). The Protected Parties may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Protected Parties shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to a specific Mortgage Loan or Mortgage Loans, except any loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of such Protected Party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder or, in the case of the Master Servicer, its liability pursuant to Section 7.03(a). No Protected Party shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that a Protected Party may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and such Protected Party shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03 and out of the Distribution Account as provided in Section 4.05 hereof.


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Section 7.05.  Limitation on Resignation of Master Servicer and the EMC Master
               Servicer.

               Neither the Master Servicer nor the EMC Servicer shall resign from the obligations and duties hereby imposed on it except upon (x) determination that its duties hereunder are no longer permissible under applicable law or (y) in the case of the Master Servicer, compliance with the following requirements: (i) the Master Servicer has proposed a successor to the Trustee and the Trustee has consented thereto (such consent not to be withheld unreasonably; (ii) the successor is qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac; and (iii) each Rating Agency shall have delivered to the Trustee written confirmation that the appointment of such successor will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such Rating Agency to any of the Certificates. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation by the Master Servicer shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 7.06.  Errors and Omissions Insurance; Fidelity Bonds.

               The Master Servicer shall, for so long as it acts as a successor servicer under a Servicing Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as successor servicer thereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.


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                                  ARTICLE VIII.

                     DEFAULT; TERMINATION OF MASTER SERVICER

Section 8.01.  Events of Default.

               "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer or the EMC Servicer to deposit in the Master Servicer Collection Account the amounts required pursuant to this Agreement or by the Master Servicer to remit to the Paying Agent any payment, including any Advance, required to be made pursuant to this Agreement, which failure shall continue unremedied for five Business Days after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer or the EMC Servicer, as applicable; or

               (ii) any failure by the Master Servicer or the EMC Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the EMC Servicer, as applicable, contained in this Agreement or any breach of a representation or warranty by the Master Servicer or the EMC Servicer, which failure or breach shall continue unremedied for a period of 60 days after the date on which Applicable Written Notice of such failure shall have been given to the Master Servicer or the EMC Servicer, as applicable; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the EMC Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer or the EMC Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the EMC Servicer, as applicable, or all or substantially all of the property of the Master Servicer or the EMC Servicer, as applicable; or

               (v) the Master Servicer or the EMC Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

               (vi) the Master Servicer fails to comply with Section 3.16, Section3.17 or Section 3.18 hereto.

               If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, (i) in the case of the Master Servicer, the Trustee may, and, at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, by notice in writing to the Master Servicer (with a copy to each Rating Agency) and (ii) in the case of the EMC Servicer, the Master Servicer may, by notice in writing to the EMC Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer or the EMC Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or


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after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the EMC Servicer, as successor Master Servicer or, if the EMC Servicer is unable or unwilling to act as such successor Master Servicer, the Trustee, or any successor appointed pursuant to Section 8.02 (a "Successor Master Servicer"). Such Successor Master Servicer shall thereupon make any Advance described in Section 5.01 hereof and payments of Compensating Interest pursuant to Section 5.02 hereof, subject, in the case of the Trustee, to Section 8.02. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the terminated Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of any Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article IX.

               The Master Servicer and the EMC Servicer each agree to cooperate with the Trustee, and, in the case of the EMC Servicer, the Master Servicer, in effecting the termination of the Master Servicer's or the EMC Servicer's responsibilities and rights hereunder (including Exhibit K), including, without limitation, the transfer to the applicable Successor Master Servicer or the Master Servicer, as applicable, of all cash amounts which shall at the time be credited to the Master Servicer Collection Account or the Protected Account maintained pursuant to Section 1.05 of Exhibit K, as applicable, or thereafter be received with respect to the applicable Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default with respect to the Master Servicer actually known to a Responsible Officer of the Trustee.

               Notwithstanding any termination of the activities of the Master Servicer or the EMC Servicer hereunder, the Master Servicer or the EMC Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's or EMC Servicer's rights and obligations as Master Servicer or Servicer hereunder, as applicable, and received after such notice, that portion thereof to which the Master Servicer or the EMC Service would have been entitled pursuant to Sections 4.03 and 4.05 or Exhibit K, as applicable, and to receive any other amounts payable to the Master Servicer or the EMC Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

Section 8.02.  Trustee to Act; Appointment of Successor.

               On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 hereof (unless, the EMC Servicer becomes Successor Master Servicer as specified in Section 8.01) the Trustee shall automatically become the successor to the Master Servicer with respect to the transactions set forth or provided for herein and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including, if applicable, the obligation to make Advances pursuant to Section 5.01 hereof, and payments of Compensating Interest pursuant to Section 5.02 hereof, except as otherwise provided herein. Effective on the date of such notice of termination, as compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if it had continued to act hereunder, provided, however, that the Trustee shall not be (i) liable for any losses pursuant to Section 3.09 or Section 4.02(c) or as a result of any acts or omissions of the Master Servicer, (ii) obligated to make Advances if it is prohibited from doing so under applicable law, (iii) obligated to effectuate any repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03.



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Notwithstanding the foregoing, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 5.01 hereof, or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any Successor Master Servicer shall (i) be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, that has a net worth of at least $15,000,000 and (ii) be willing to act as successor servicer of any Mortgage Loans under any Servicing Agreement with respect to which the original Servicer has been terminated as servicer, and shall have executed and delivered to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than any liabilities of the Master Servicer hereof incurred prior to termination of the Master Servicer under
Section 8.01 or as otherwise set forth herein), with like effect as if originally named as a party to this Agreement, provided that each Rating Agency shall have acknowledged in writing that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. If the Trustee assumes the duties and responsibilities of the Master Servicer in accordance with this
Section 8.02, the Trustee shall not resign as Master Servicer until a Successor Master Servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans or otherwise as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

               The costs and expenses of the Trustee and the Successor Master Servicer in connection with the termination of the Master Servicer, appointment of a Successor Master Servicer and, if applicable, any transfer of servicing, including, without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or the Successor Master Servicer to service the related Mortgage Loans properly and effectively, to the extent not paid by the terminated Master Servicer, shall be payable to the Trustee and the Successor Master Servicer pursuant to Section 9.05.

               Any successor to the Master Servicer as successor servicer under any Servicing Agreement shall give notice to the applicable Mortgagors of such change of servicer and shall, during the term of its service as successor servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 7.06.

Section 8.03.  Notification to Certificateholders.

               (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.


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               (b) Within 60 days after the occurrence of any Event of Default with respect to the Master Servicer, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured or waived.


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                                   ARTICLE IX.

             CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01.  Duties of Trustee and Securities Administrator.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such Person's own affairs.

               (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee or the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

               (c) On each Distribution Date, the Paying Agent or, if the Paying Agent shall be the Trustee, the Trustee, shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.04 and 10.01 herein based solely on the applicable Remittance Report.

               (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

               (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;


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


               (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

               (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

               (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

               (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

               (vii) None of the Securities Administrator, the Master Servicer, any Servicer, the Sponsor, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder or under the applicable Servicing Agreements.

               (e) All funds received by the Trustee (if any), the Master Servicer and the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited.

Section 9.02. Certain Matters Affecting the Trustee and the Securities Administrator

               (a) Except as otherwise provided in Section 9.01:

               (i) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution or certificate of the Sponsor or the Master Servicer or any Servicer, any certificates of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


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               (ii) The Trustee and the Securities Administrator may consult with counsel or accountants and any advice of such counsel or accountants or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

               (iv) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the aggregate Voting Rights of the Certificates and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

               (vi) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent other than the Custodian to perform its custodial functions with respect to the Mortgage Files or any paying agent other than the Securities Administrator to perform any paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld or delayed. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;


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               (vii) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under Section 4.02 hereof, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions; the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its gross negligence or willful misconduct in the performance of any such act;

               (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 9.07; and

               (ix) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by any Person pursuant to this Agreement, or the eligibility of any Mortgage Loan for purposes of this Agreement.

Section 9.03. Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

               The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or with respect to any Mortgage Loan except as expressly provided in Sections 2.02 and 2.06 hereof; provided, however, that the foregoing shall not relieve the Custodian of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.05 and the Custodial Agreement. The Trustee's signature and authentication (or authentication by its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.06, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 9.04.  Trustee and Securities Administrator May Own Certificates.

               Each of the Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of


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any Certificates with the same rights it would have if it were not the Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 9.05.  Trustee's and Securities Administrator's Fees and Expenses.

               The Trustee and the Securities Administrator shall be entitled to the Trustee Fee and the Securities Administrator Fee, respectively, which shall be paid by the Master Servicer out of funds received by it hereunder in respect of the Master Servicing Fee. In addition, the Trustee and the Securities Administrator shall be indemnified and held harmless by the Trust Fund (and accordingly will be entitled to recover from the Master Servicer Collection Account pursuant to Section 4.03(b) and from comparable funds in a comparable order provided to the Trustee and held in the Distribution Account) for all liabilities, losses, costs, reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with the performance of its duties and obligations and the exercise of its rights under this Agreement, (including exercise of such party's rights under the Assumption Agreements and the Servicing Agreements), the Custodial Agreement, the Certificates, the Mortgage Loans, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee in the administration of the trusts hereunder or the Securities Administrator, respectively, (including the reasonable compensation, expenses and disbursements of its counsel) except any such liability, loss, cost, expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct. The Trust Fund further agrees to indemnify and hold harmless the Trustee for and against any loss, liability or expense arising out of, or in connection with, the provisions set forth in the final paragraph of Section 2.01 hereof, including without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigation and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. If such funds are insufficient therefor, any such insufficiency shall be recoverable from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. The indemnification set forth herein shall survive the resignation or removal of the Trustee or the Securities Administrator and the termination of this Agreement.

Section 9.06. Eligibility Requirements for Trustee, Securities Administrator and Paying Agent.

               The Trustee, the Securities Administrator and the Paying Agent and any successor of any of the foregoing, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by S&P and "BBB/F2" or higher by Fitch, with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee, successor Securities Administrator or successor Paying Agent other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such entity shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee, Securities Administrator or Paying Agent, as applicable, shall cease to be eligible in accordance with the provisions of this
Section 9.06, the Trustee, Securities Administrator or Paying Agent shall resign immediately in the manner and with the effect specified in Section 9.08.


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               In addition, the Securities Administrator (i) may not be an
Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and
(iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

Section 9.07.  Insurance.

               The Securities Administrator and Paying Agent, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08. Resignation and Removal of Trustee, Securities Administrator and Paying Agent.

               The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Sponsor, the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning trustee or securities administrator, as applicable, and the successor trustee or securities administrator, as applicable. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or securities administrator.

               If at any time (i) the Trustee, Securities Administrator or Paying Agent shall cease to be eligible in accordance with the provisions of
Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee, Securities Administrator or Paying Agent shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee, Securities Administrator or Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Trustee, the Securities Administrator or Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Securities Administrator or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee or securities administrator and (C) the Trustee or the Securities Administrator, as applicable fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicers may remove the Trustee, Securities Administrator or Paying Agent, as applicable, and appoint a successor trustee, successor securities administrator or successor paying agent, as applicable, by written instrument, in multiple copies, a copy of which instrument shall be delivered to the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent and the successor trustee, successor securities administrator or successor paying agent, as applicable.

               The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee, Securities Administrator or Paying Agent and appoint a successor


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trustee, securities administrator or paying agent by written instrument or instruments, in multiple copies, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee or successor securities administrator to the Master Servicer, the Trustee, Securities Administrator or Paying Agent so removed and the successor trustee or securities administrator so appointed. Notice of any removal of the Trustee, Securities Administrator or Paying Agent shall be given to each Rating Agency by the Trustee or successor trustee. In the event that the fee payable to a successor Trustee, successor Securities Administrator or successor Paying Agent exceeds the applicable fee payable to the predecessor party, any such excess shall be an obligation of the Trust.

               Any resignation or removal of the Securities Administrator shall also result in the resignation or removal, as applicable, of the Securities Administrator as Swap Administrator. Any resignation or removal of the Trustee, Securities Administrator or Paying Agent and appointment of a successor trustee or securities administrator pursuant to any of the provisions of this Section
9.08 shall become effective upon acceptance of appointment by the successor trustee or securities administrator as provided in Section 9.09 hereof and upon acceptance of appointment by a successor swap administrator under the Swap Administration Agreement.

Section 9.09. Successor Trustee, Securities Administrator or Successor Paying Agent.

               Any successor trustee, securities administrator or paying agent appointed as provided in Section 9.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, predecessor securities administrator or predecessor paying agent, as applicable, and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee, securities administrator or paying agent shall become effective and such successor trustee, securities administrator or paying agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein.

               No successor trustee, securities administrator or paying agent shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor trustee, securities administrator or paying agent shall be eligible under the provisions of Section 9.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

               Upon acceptance of appointment by a successor trustee, securities administrator or paying agent as provided in this Section 9.09, the successor trustee, securities administrator or paying agent shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates. If the successor trustee, securities administrator or paying agent fails to mail such notice within ten days after acceptance of appointment, the Depositor shall cause such notice to be mailed at the expense of the Trust Fund.

Section 9.10. Merger or Consolidation of Trustee, Securities Administrator or Paying Agent.

               Any corporation, state bank or national banking association into which the Trustee, Securities Administrator or Paying Agent may be merged or converted or with which it may be consolidated or any corporation, state bank or national banking association resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Paying Agent shall be a party, or any corporation, state bank or national banking association succeeding to substantially all of the corporate trust business of the Trustee or of the business of the Securities Administrator or Paying Agent, shall be the successor of the Trustee, Securities Administrator or Paying Agent hereunder, provided that such entity shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of


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any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11.  Appointment of Co-Trustee or Separate Trustee.

               Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.09.

               Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as a Successor Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.


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               Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.12.  Tax Matters.

               It is intended that each of REMIC I and REMIC II shall constitute, and that the affairs of the Trust Fund shall be conducted so that each REMIC formed hereunder qualifies as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the Trust Fund. The Trustee and/or the Securities Administrator, as agent on behalf of the Trust Fund, shall do or refrain from doing, as applicable, the following: (a) the Securities Administrator shall prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each such REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) the Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC that is or becomes a taxable entity, and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) the Trustee shall make or cause to be made elections, on behalf of each REMIC formed hereunder to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year (and, if necessary, under applicable state law); (d) the Securities Administrator shall prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) the Securities Administrator shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Person that is not a Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax) or to the IRS, and the Trustee shall forward that information to the requesting party in accordance with Treasury Regulation ss. 1.860E-2(a)(5); (f) each of the Securities Administrator and the Trustee shall, to the extent under its control, conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of each REMIC formed hereunder as a REMIC under the REMIC Provisions; (g) neither the Trustee nor the Securities Administrator shall knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC formed hereunder; (h) the Trustee shall pay, from the sources specified in the second to last paragraph of this Section 9.12, as directed by the Securities Administrator in its Remittance Report, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on any REMIC formed hereunder prior to the


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termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Securities Administrator at the written request of the Trustee, or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) the Trustee shall sign or cause to be signed federal, state or local income tax or information returns or any other document prepared by the Securities Administrator pursuant to this
Section 9.12 requiring a signature thereon by the Trustee; (j) the Securities Administrator shall maintain records relating to each REMIC formed hereunder including but not limited to the income, expenses, assets and liabilities of each such REMIC and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, the Trustee, or at the written request of the Trustee, the Securities Administrator, shall represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC formed hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of each REMIC formed hereunder in relation to any tax matter involving any such REMIC.

               In order to enable each of the Trustee and the Securities Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee or the Securities Administrator within 10 days after the Closing Date all information or data that the Trustee or the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee or the Securities Administrator promptly upon written request therefor, any such additional information or data that the Trustee or the Securities Administrator may, from time to time, request in order to enable the Trustee or the Securities Administrator to perform its duties as set forth herein. The Depositor hereby indemnifies each of Trustee and the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Trustee or the Securities Administrator arising from any errors or miscalculations of the Trustee or the Securities Administrator, as applicable, that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee or the Securities Administrator, as applicable, on a timely basis, which indemnification shall survive the resignation or removal of the Trustee, the Master Servicer, the EMC Servicer or the Securities Administrator and the termination of this Agreement.

               In the event that any tax is imposed on "prohibited transactions" of either REMIC I or REMIC II as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contribution to either REMIC I or REMIC II after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon any of REMIC I, REMIC II or the Trust Fund, and is not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee or the Securities Administrator, if any such other tax arises out of or results from a breach by the Trustee or the Securities Administrator, respectively, of any of its obligations under this Agreement, (ii) any party hereto (other than the Trustee or the Securities Administrator) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party hereto fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Residual Certificateholders and the Class B-IO Certificateholders (pro rata based on the amounts to be distributed), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class M-4 Certificates, second, to the Class M-3 Certificates, third, to the Class M-2 Certificates, fourth, to the Class M-1 Certificates and fifth,


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


to the Class A Certificates. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Holder of any Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Residual Certificates (and, if necessary, second, from the Holders of the other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. Following written notification to the Securities Administrator by the Trustee of any amount payable out of distributions to the Certificateholders pursuant to the preceding two sentences, the Securities Administrator shall include in its Remittance Report instructions as to distributions to such parties taking into account the priorities described in the second preceding sentence. The Securities Administrator, on written request by the Trustee, agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

               The Trustee and the Securities Administrator each agree that, in the event it should obtain any information necessary for the other party to perform its obligations pursuant to this Section 9.12, it will promptly notify and provide such information to such other party. Notwithstanding anything in this Agreement to the contrary, the Trustee agrees that, in the event that the Trustee obtains actual knowledge that the Securities Administrator has breached any of its obligations pursuant to this Section 9.12, the Trustee shall perform such obligations on its behalf to the extent that the Trustee possesses all documents necessary to so perform and receives reasonable compensation therefor, provided, however, that the Trustee shall not be liable for any losses resulting from any such breach.


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                                   ARTICLE X.

                                  TERMINATION

Section 10.01. Termination upon Liquidation or Repurchase of the Mortgage Loans.

               Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Master Servicer, the EMC Servicer, the Securities Administrator, the Paying Agent, the Sponsor and the Trustee created hereby shall terminate upon the earlier of (a) the purchase by the Depositor of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate, (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the EMC Servicer and the Securities Administrator and (iv) unreimbursed out-of pocket costs of the related Servicer or Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Advances, made on the related Mortgage Loans prior to the exercise of such repurchase right, (v) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 9.05, (vi) any unreimbursed costs and expenses of the Custodian payable pursuant to the Custodial Agreement, (vii) any Swap Termination Payment payable to the Swap Provider which remains unpaid or which is due to the exercise of such option and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

               The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of all of the Mortgage Loans and REO Properties in the Trust Fund, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of all of the Mortgage Loans.

Section 10.02. Final Distribution on the Certificates.

               If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust other than the funds in the Master Servicer Collection Account, the Master Servicer shall direct the Securities Administrator to send a final distribution notice promptly to each Certificateholder or (ii) the Securities Administrator determines that a Class of Certificates shall be retired after a final distribution on such Class, the Securities Administrator shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Certificate Registrar. If the Depositor elects to terminate the Trust Fund pursuant to Section 10.01, on or before the Distribution Date occurring in the month preceding the month in which notice is to be mailed to the Certificateholders, the Depositor shall notify the Securities Administrator, the Custodian, the Trustee, the Securities Administrator, the Paying Agent and the Master Servicer of the date that the Depositor intends to terminate the Trust Fund and the Depositor shall provide the EMC Servicer, the Securities Administrator, the Paying Agent, the Custodian, the Master Servicer and the Trustee with the applicable repurchase price of the Mortgage Loans and REO Properties serviced and administered by the


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Master Servicer. The EMC Servicer shall remit the Mortgage Loan Repurchase Price to the Paying Agent for deposit in the Distribution Account on the Business Day immediately preceding the Distribution Date on which such Optional Termination by the EMC Servicer will be effected.

               Provided that timely notice has been received, the Securities Administrator shall give notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation. To the extent reasonably practical, such notice shall be given by letter mailed not earlier than the 1st day and no later than the 15th day of the month of such final distribution and shall specify: (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

               In the event such notice is given, the Master Servicer shall cause all funds in the Master Servicer Collection Account to be remitted to the Paying Agent for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the EMC Servicer or its designee the Mortgage Files for the Mortgage Loans, and any documents necessary to transfer any REO Property.

               Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders of each Class, based on the applicable Remittance Report for such Distribution Date, the amounts allocable to such Certificates held in the Distribution Account in the order and priority set forth in Section 5.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

               In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

Section 10.03. Additional Termination Requirements.

               (a) Upon exercise by the Depositor of its purchase option as provided in Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless each of the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the EMC Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:


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


               (1) The Depositor shall establish a 90-day liquidation period and notify the Trustee and Securities Administrator thereof, and the Securities Administrator shall in turn specify the first day of such period in a statement attached to each of REMIC I and REMIC II's Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Depositor shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Depositor;

               (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the EMC Servicer, acting as agent of the Trustee, shall sell all of the assets of REMIC I and REMIC II for cash; and

               (3) At the time of the making of the final payment on the Certificates, the Securities Administrator as agent for the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and REMIC I and REMIC II shall terminate at that time.

               (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to specify the 90-day liquidation period for REMIC I and REMIC II, which authorization shall be binding upon all successor Certificateholders.

               (c) The Securities Administrator as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 10.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.


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

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

               This Agreement may be amended from time to time by parties hereto, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein (including to give effect to the expectations of investors), to change the manner in which the Master Servicer Collection Account, or the Protected Account maintained by the EMC Servicer is maintained, to conform the terms hereof to the disclosure in the Prospectus Supplement or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

               Notwithstanding the foregoing, without the consent of the Certificateholders, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each of REMIC I and REMIC II as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on either REMIC I or REMIC II pursuant to the Code that would be a claim against either REMIC I or REMIC II at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

               This Agreement may also be amended from time to time by the parties hereto and the Holders of each Class of Certificates affected thereby evidencing over 50% of the Voting Rights of such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Administrator or Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) cause either REMIC I or REMIC II's REMIC elections to fail to qualify or (iii) reduce the aforesaid percentages of Certificates of each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding.

               Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee or the Securities Administrator, to the effect that such amendment will not (other than an amendment pursuant to clause (ii) of, and in accordance with, the preceding paragraph) cause the imposition of any tax on REMIC I or REMIC II or the Certificateholders or cause REMIC I or REMIC II's REMIC elections to fail to qualify at any time that any Certificates are outstanding. Further, nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, addressed to and satisfactory to the Trustee that (i) such


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


amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement (including any consent of the applicable Certificateholders) have been complied with.

               Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Master Servicer or the Trustee shall enter into any amendment to Section 4.07 or clause sixth of Section 5.04(a)(iii) of this Agreement without the prior written consent of the Swap Provider.

               Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

               It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02. Recordation of Agreement; Counterparts.

               To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Governing Law.

               THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER).

Section 11.04. Intention of Parties.

               It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Sponsor to the Depositor, and by the Depositor to the Trustee be, and be construed as, an absolute sale


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


thereof to the Depositor or the Trustee, as applicable. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sponsor to the Depositor, or by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sponsor or the Depositor, as applicable, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York, (ii) each conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Sponsor or the Depositor, as applicable, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired, (iii) the possession by the Trustee or the Custodian of the Mortgage Notes and such other items of property as may be perfected by possession pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code for purposes of effecting the security interest pursuant to such section of the applicable Uniform Commercial Code and other applicable law. Any assignment of the Sponsor and the Depositor shall also be deemed to be an assignment of any security interest created hereby.

               Each of the Sponsor and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 11.05. Notices.

               (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Event of Default that has not been cured;

               (iii) The resignation or termination of the Master Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

               (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 and 10.01; and

               (v) The final payment to Certificateholders.

               (b) In addition, the Securities Administrator shall promptly furnish to each Rating Agency copies of the following:

               (i) Each report to Certificateholders described in Section 5.05, if requested by such Rating Agency;

               (ii) Each annual statement as to compliance described in Section 3.16; and

               (iii) Each annual independent public accountants' servicing report described in Section 3.17.

               (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by registered mail, return receipt requested,


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


postage prepaid, or by recognized overnight courier, or by facsimile transmission to a number provided by the appropriate party if receipt of such transmission is confirmed to 1) in the case of the Depositor, Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179,
Attention: Chief Counsel, and with respect to Reg AB notifications to the Depositor at regabnotifications@bear.com, or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; 2) in the case of the Sponsor or the EMC Servicer, EMC Mortgage Corporation, 909 Hidden Ridge Drive, Irving, Texas 75038, Attention: Ralene Ruyle or such other address as may be hereafter furnished to the other parties hereto by the EMC Servicer in writing; 3) in the case of the Trustee, at the Corporate Trust Office or such other address as the Trustee may hereafter furnish to the other parties hereto; 4) in the case of the Master Servicer, the Securities Administrator, the Paying Agent, the Certificate Registrar or the Custodian, P.O. Box 98, Columbia, Maryland 21046 (or, in the case of overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045), in either case: Attention:
BSABS 2006-SD1; or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing and 5) in the case of the Rating Agencies, (x) Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group and (y) Fitch, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Department. Any notice delivered to the Sponsor, the Depositor, the Master Servicer, the EMC Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07. Assignment.

               Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 7.02, this Agreement may not be assigned by the Master Servicer, the EMC Servicer, the Sponsor or the Depositor.

Section 11.08. Limitation on Rights of Certificateholders.

               The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor


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


shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Securities Administrator, as appropriate, a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Securities Administrator, as appropriate to institute such action, suit or proceeding in its own name as Trustee or the Securities Administrator, as appropriate, hereunder and shall have offered to the Trustee or the Securities Administrator, as appropriate, such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Securities Administrator, as appropriate, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder, the Trustee or the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.09. Inspection and Audit Rights.

               (a) The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection, subject to any right to reimbursement of such party hereunder (in the case of the Trustee, pursuant to Section 4.05(a)(xii) hereof); all other such expenses shall be borne by the Master Servicer.

               (b) The Custodian and the Securities Administrator shall each provide access to the records and documentation in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at its respective office; provided, however, that, unless otherwise required by law, neither the Custodian nor the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Custodian and the Securities Administrator shall each allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers its actual costs.


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Section 11.10. Certificates Nonassessable and Fully Paid.

               It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 11.11. Third Party Rights.

               The Swap Provider and the Swap Administrator shall be third-party beneficiaries of this Agreement to the same extent as if they were parties hereto, and shall have the right to enforce the provisions of this Agreement.

                                      * * *

               IN WITNESS WHEREOF, the Depositor, the Master Servicer, the EMC Servicer, the Sponsor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                               BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor


                               By:    /s/ Baron Silverstein
                                      ---------------------------------------
                               Name:  Baron Silverstein
                               Title: Vice President


                               EMC MORTGAGE CORPORATION,
                               as Sponsor and Servicer


                               By:    /s/ Debbie Pratt
                                      ---------------------------------------
                               Name:  Debbie Pratt
                               Title: Senior Vice President


                               WELLS FARGO BANK, N.A.,
                               as Master Servicer and Securities Administrator

                               By:    /s/ Jennifer Richardson
                                      ---------------------------------------
                               Name:  Jennifer Richardson
                               Title: Assistant Vice President


                               JPMORGAN CHASE BANK, N.A.,
                               as Trustee


                               By     /s/ Peggy L. Remy
                                      ---------------------------------------
                               Name:  Peggy Remy
                               Title: Assistant Vice President

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

               On this 14th day of March 2006, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                /s/ Michelle Sterling
                                ------------------------------
                                Notary Public


[Notarial Seal]

STATE OF MARYLAND         )
                          )  ss.:
COUNTY OF BALTIMORE       )

               On this 14th day of March 2006, before me, a notary public in and for said State, appeared Jennifer Richardson, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                /s/ Joanne K. Stahling
                                ------------------------------
                                Notary Public


[Notarial Seal]

STATE OF TEXAS            )
                          )  ss.:
COUNTY OF DALLAS          )

               On this 13th day of March 2006, before me, a notary public in and for said State, appeared Debbie Pratt, personally known to me on the basis of satisfactory evidence to be an authorized representative of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                /s/ Alfie Kearney
                                ------------------------------
                                Notary Public


[Notarial Seal]

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

               On this 9th day of March 2006, before me, a notary public in and for said State, appeared Peggy L. Remy, personally known to me on the basis of satisfactory evidence to be an authorized representative of JPMorgan Chase Bank, one of the national banking associations that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                /s/ Irene Siegel
                                ------------------------------
                                Notary Public


[Notarial Seal]